UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811- 09439

Exact name of registrant as specified in charter:	Strategic Partners Style Specific Funds

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Lori E. Bostrom Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-1495

Date of fiscal year end:	7/31/2004

Date of reporting period:	7/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

ANNUAL REPORT

JULY 31, 2004

STRATEGIC PARTNERS

STRATEGIC PARTNERS

Large Capitalization Growth Fund

OBJECTIVE

Seeks long-term capital appreciation

STRATEGIC PARTNERS

Large Capitalization Value Fund

OBJECTIVE

Seeks total return consisting of capital appreciation and dividend income

STRATEGIC PARTNERS

Small Capitalization Growth Fund

OBJECTIVE

Seeks maximum capital appreciation

STRATEGIC PARTNERS

Small Capitalization Value Fund

OBJECTIVE

Seeks above-average capital appreciation

STRATEGIC PARTNERS

Total Return Bond Fund

OBJECTIVE

Seeks total return consisting of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

STRATEGIC PARTNERS

Dear Shareholder,

September 14, 2004

We hope that you find the annual reports for these mutual funds informative and useful. As a Strategic Partners mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and reflects your personal investment profile and tolerance for risk.

Strategic Partners mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners mutual funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Large Capitalization Growth Fund

Strategic Partners Large Capitalization Value Fund

Strategic Partners Small Capitalization Growth Fund

Strategic Partners Small Capitalization Value Fund

Strategic Partners Total Return Bond Fund

Strategic Partners	1

Market Overview

Strength early in the period

The Funds’ fiscal year ended July 31, 2004, was characterized by a global economic recovery driven by rapid growth in China and continued expansion in the United States. European economies started to pick up, while Japan began to emerge from a long slumber as both its exports and domestic economy improved. This worldwide growth was translated into a stock market surge during the second half of 2003 as investors anticipated a rapid rise in corporate profits. By the end of January 2004, share prices already reflected high expectations, but further investor enthusiasm was dampened by uncertainties about global political events and related concerns about energy prices as well as job growth, inflation, and interest rates. The markets also reacted to China’s efforts to slow its growth to a more sustainable pace. The prices of shares in many rapidly growing companies began to decline. These trends were particularly pronounced in July 2004 when statistics that are used to forecast economic growth became quite mixed. Over the full fiscal year, value stock indexes performed very well, while growth stock index returns, although also good, were more subdued.

Rising interest rates and a corresponding fall in the prices of bonds are typical of an improving economy. This is because lenders expect companies to be willing to pay more for the capital they need to expand in good business conditions. However, bond prices generally rose through the first quarter of 2004 as the Federal Reserve (the Fed) left short-term interest rates at low levels to support the U.S. economic recovery that was creating few new jobs, based on data released during that time.

Conditions in the U.S. fixed income markets changed abruptly in the spring of 2004. Bond prices turned sharply lower as surprisingly strong employment reports led financial markets to speculate that the Fed would soon begin to increase short-term rates to lessen monetary stimulus in the economy. As it turned out, economic growth slowed amid high oil prices, the Fed raised short-term rates by a modest amount in late June 2004, and bond prices began to recover. The Fed reiterated that further rate hikes would likely occur at a “measured” pace. However, it warned that it would respond to changing economic prospects as needed in order to maintain price stability. Over the full reporting period, the Lehman Brothers U.S. Aggregate Bond Index, which includes a broad range of investment-grade bond types, posted a modest single-digit return. In comparison, the Lehman Brothers U.S. Corporate High Yield Index, which tracks “junk” bonds, posted a double-digit return for the same time frame. Much of the gains in high yield bonds were realized during that portion of the reporting period that took place in 2003.

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Source: Lipper Inc.

The chart above shows the total returns for one year ended July 31, 2004, of various securities indexes that are generally considered representative of the market sectors in which the Funds may invest, and does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of any actual mutual fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S. Corporate High Yield Index gives a broad look at how high yield (junk) bonds have performed.

Strategic Partners	3

Your Fund’s Performance

Strategic Partners Large Capitalization Growth Fund

Fund objective

The Strategic Partners Large Capitalization Growth Fund, managed by Columbus Circle Investors and Oak Associates, Ltd., has long-term capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Cumulative Total Returns[1] as of 7/31/04
	One Year	Three Years	Since Inception[2]
Class A	3.97%	–19.41%	–31.90%
Class B	3.30	–21.10	–34.20
Class C	3.30	–21.10	–34.20
S&P 500 Index[3]	13.16	–4.37	–13.24
Russell 1000 Growth Index[4]	8.51	–13.68	–34.85
Lipper Large-Cap Core Funds Avg.[5]	9.53	–10.38	–17.31

Average Annual Total Returns[1] as of 6/30/04
	One Year	Three Years	Since Inception[2]
Class A	12.06%	–7.73%	–7.55%
Class B	12.77	–7.61	–7.31
Class C	16.77	–6.67	–7.11
S&P 500 Index[3]	19.10	–0.69	–2.29
Russell 1000 Growth Index[4]	17.88	–3.74	–7.63
Lipper Large-Cap Core Funds Avg.[5]	16.13	–2.96	–3.53

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower.

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Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 11/3/99.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

4The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

5The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Russell 1000 Growth Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Russell 1000 Growth Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings—Combined Portfolios expressed as a percentage of net assets as of 7/31/04
Cisco Systems, Inc., Computers & Business Equipment	7.0%
Microsoft Corp., Computer Software & Services	4.1
Pfizer, Inc., Drugs & Healthcare	3.9
Maxim Integrated Products, Inc., Semiconductors & Semiconductor Equipment	3.5
Linear Technology Corp., Semiconductors & Semiconductor Equipment	3.4

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/04
Semiconductors & Semiconductor Equipment	15.4%
Drugs & Healthcare	9.5
Computer Software & Services	7.1
Computers & Business Equipment	7.0
Financial Services	6.1

Industry weightings are subject to change.

Strategic Partners	5

Investment Advisers’ Report

The return of the Strategic Partners Large Capitalization Growth Fund’s Class A shares over the reporting period was 3.97%, trailing the Russell 1000 Growth Index (the Index), which rose 8.51%, and the Lipper Large-Cap Core Funds Average (+9.53%). Including Class A share maximum initial sales charge deducted at the start of the 12-month period ended July 31, 2004, the return was –1.75%. Both segments underperformed the benchmark.

Oak Associates, Ltd.

Our segment of the Fund had a modest positive return over the period. In the second half of 2003, the market’s strong gains were led by sectors that we favor, such as technology and finance. However, during the faltering growth market in the first half of 2004, market favor shifted, and our overweight in technology, together with our overweight in healthcare, caused our segment to lag. The Index benefited from its consumer discretionary and consumer staples exposure, two sectors where we hold little or nothing.

Our technology and financial holdings, particularly a position in Maxim Integrated Products (see Comments on Five Largest Holdings), contributed positively to the annual return. The primary negative impact in those sectors came from Veritas Software, whose earnings announcement in July 2004 unexpectedly fell below its management’s own forecasts. Although the software industry overall also fell below expectations, Veritas announced early in the month and investors reacted swiftly. We believe the reaction was excessive and that Veritas, a strong cash generator, was attractively priced at period-end. However, we are continuing to monitor its progress.

Healthcare was a modest detractor from our return, particularly our position in drug distributor Cardinal Health. In July 2004, its shares fell 30% after the company lowered its fiscal year earnings outlook and disclosed an ongoing investigation by the Securities and Exchange Commission (SEC). We are continuing to monitor the situation. We remain confident in our individual holdings and sector exposure.

Columbus Circle Investors

Our segment of the Fund trailed the Index. Early in the reporting period, the market preferred companies with high expected growth rates, often despite poor balance sheets and highly cyclical business models. Our portfolios, which are based on a discipline of positive momentum and positive surprise, tend to have higher exposure to areas with long-term growth in the technology, healthcare, and retail sectors. In addition, the strength of the economy helped 70% of our potential investment universe provide positive earnings surprises compared to the historical average of 50%. This has made it more difficult to pick stocks that differentiate themselves from

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the market. However, we expect the average company to increase earnings at a more normal pace in the future.

No individual securities detracted heavily from the segment’s overall performance because our discipline leads us to sell losing positions before they have a material impact. However, among positions that had some negative effect on the segment’s performance were UT STARCOM (–26%), a leading provider of fixed wireless telecommunications equipment in China, and Nortel Network (–35%), a leading provider of telecommunications equipment. Although UT STARCOM reported strong results, investors were concerned that new wireless technologies will leapfrog its low-end phones. Nortel was forced to review its financial accounting. While the outcome of the review is still unclear, we reduced our position because of the uncertainty.

In 2004 the performance of our segment improved, outperforming the Index as the market ebbed and flowed on the particular news of the day. Two stocks that drove relative outperformance were Capital One, a leading provider of credit cards, and Staples, a leading office superstore. The improving economy enabled Capital One to see improvements in charge volumes and a decrease in charge-offs. It also helped Staples beat sales and earnings expectations.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners	7

Investment Adviser’s Comments

on Five Largest Holdings

Oak Associates, Ltd.	As of 7/31/04

Cisco Systems, Inc./Computers & Business Equipment

Cisco is the global leader in computer networking products. We expect it to be the primary beneficiary of continued network building. Its margins and earnings are at all-time highs as its management focused on improving productivity. Cisco has a strong free cash flow and balance sheet, with over $19 billion in cash and insignificant debt at period-end.

Maxim Integrated Products, Inc./Semiconductors & Semiconductor Equipment

Maxim makes high-performance analog semiconductors, a business with high barriers to entry, long product life cycles, a diverse customer base, and high profitability. Maxim’s management believes it can double its target market and its share of that market over the next three years. It generates a significant amount of free cash flow and has a strong balance sheet. At period-end, Maxim’s shares were significantly below their historical valuation.

MBNA Corp./Consumer Finance

MBNA is the largest independent credit card lender and a leading issuer of affinity cards, a business we believe has a significant competitive advantage. We expect MBNA to continue to post above-average growth as credit card use increases. It is well positioned to expand into the international markets.

Linear Technology Corp./Semiconductors & Semiconductor Equipment

Linear Technology makes high-performance analog semiconductors, a business with high barriers to entry, long product life cycles, a diverse customer base, and high profitability. It is one of the most profitable companies in the S&P 500 Index. Consumer and auto markets appear to be promising new markets for the company. Linear generates a significant amount of free cash flow and has a strong balance sheet.

Xilinx, Inc./Semiconductors & Semiconductor Equipment

Xilinx designs and markets programmable logic devices (PLDs), which are gaining market share over application-specific integrated circuits and are penetrating new markets. Xilinx now controls more than 50% of the market for PLDs and has expanded its target market with new products. It is well managed, highly profitable, and has a strong balance sheet. At period-end, it was trading at a significant discount to its historical valuation.

Holdings are subject to change.

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Columbus Circle Investors LLC	As of 7/31/04

McDonald’s Corp./Restaurants

McDonald’s is the world’s largest restaurant chain. Its focus on developing new products, improving core products, extending hours, remodeling outlets, and improving service has led to better-than-expected U.S. same-store sales and operating margins. McDonald’s is attempting to replicate this success in its European markets, which may lead to positive earnings surprises.

Capital One Financial Corp./Financial Services

Capital One offers credit card products as well as installment and auto loans to consumers. The company has used proprietary risk-based technology to quantitatively assess consumer credit exposure. It has consistently generated improvements in charge-offs and delinquencies that have resulted in recent earnings upside. Going forward, Capital One’s renewed focus on stringent cost containment and improving returns will increasingly replace credit improvement in facilitating leveraged earnings growth off their continued strong revenues derived from their successful products.

Pfizer, Inc./Drugs & Healthcare

Pfizer is the pharmaceutical industry leader. It has 10 products with sales above $1 billion per year and the largest sales force in the industry. Although important patents will expire in 2005 and 2006, its deep pipeline will help offset these losses. In addition, Pfizer will generate approximately $12 billion in cash flow from operations this year, which allows it to ensure future growth by licensing products from others.

Cisco Systems, Inc./Computers & Business Equipment

Cisco is the global leader in data networking and communications equipment products and services. Its networking solutions are the foundation of the Internet. Cisco’s revenue increased by 17% in 2004, and it continues to surprise in both revenue and earnings. Its routers and switches have been fortified by an upgrade cycle, while it has a strong commitment to developing new products.

JP Morgan Chase & Co./Banks

JP Morgan provides global banking, investment management, and capital markets services. We expect its recent acquisition of Bank One to provide cost savings and revenue synergies. JP Morgan’s banking and credit card operations have improved credit statistics faster than expected and are poised to increase revenues in an economic recovery. Its positive earnings surprises have reflected solid cost control, bond and currency trading gains, and private equity profits from improved capital markets.

Holdings are subject to change.

Strategic Partners	9

Investment Adviser’s Comments

on Five Largest Holdings

Your Fund’s Performance

Strategic Partners Large Capitalization Value Fund

Fund objective

The Strategic Partners Large Capitalization Value Fund, managed by J.P. Morgan Investment Management, Inc. and Hotchkis and Wiley Capital Management, LLC, has total return consisting of capital appreciation and dividend income as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Cumulative Total Returns[1] as of 7/31/04
	One Year	Three Years	Since Inception[2]
Class A	20.29%	14.25% (13.97)	28.12% (27.50)
Class B	19.33	11.63 (11.35)	23.56 (22.95)
Class C	19.29	11.60 (11.32)	23.53 (22.92)
S&P 500 Index[3]	13.16	–4.37	–13.24
Russell 1000 Value Index[4]	17.68	7.85	13.38
Lipper Multi-Cap Value Funds Avg.[5]	16.61	5.57	20.77

Average Annual Total Returns[1] as of 6/30/04
	One Year	Three Years	Since Inception[2]
Class A	18.69%	3.49% (3.35)	4.67% (4.57)
Class B	19.70	3.74 (3.60)	4.96 (4.85)
Class C	23.66	4.65 (4.51)	5.14 (5.03)
S&P 500 Index[3]	19.10	–0.69	–2.29
Russell 1000 Value Index[4]	21.13	2.97	3.04
Lipper Multi-Cap Value Funds Avg.[5]	21.82	2.62	4.64

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in

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effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 11/3/99.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

4The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

5The Lipper Multi-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Russell 1000 Value Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500, the Russell 1000 Value Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings—Combined Portfolios expressed as a percentage of net assets as of 7/31/04
Altria Group, Inc., Tobacco	3.2%
Sears, Roebuck & Co., Multiline Retail	2.8
Electronic Data Systems Corp., IT Services	2.8
Exxon Mobil Corp., Oil Field Equipment & Services	2.7
General Electric Co., Electric Utilities	2.6

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/04
Insurance	10.0%
Electric Utilities	8.3
Financial Services	7.3
Commercial Banks	7.0
Oil Field Equipment & Services	5.0

Industry weightings are subject to change.

Strategic Partners	11

Investment Advisers’ Report

The return for the Strategic Partners Large Capitalization Value Fund’s Class A shares over the reporting period was 20.29%, beating the Russell 1000 Value Index (the Index), which rose 17.68%, and the Lipper Multi-Cap Value Funds Average (+16.61%). Including Class A share maximum initial sales charge deducted at the start of the 12-month period ended July 31, 2004, the return was 13.67%. The J.P. Morgan segment of the Fund may provide a measure of stability to its return relative to the Index. It has many holdings, and its sector profile is held close to that of the Index. The Hotchkis and Wiley segment is intended to take more aggressive positions. Both segments outperformed the Index over this fiscal year.

J.P. Morgan Investment Management, Inc.

Our segment of the Fund outperformed the Index primarily because of strong stock selection in the consumer finance, capital markets, and basic materials sectors, while difficulties in the network technology, consumer staples, and retail sectors detracted from its performance relative to the Index.

At the security level, overweights in Countrywide Financial, United States Steel, and Capital One Financial added to our performance relative to the Index. Countrywide Financial was a top contributor as a result of the historic refinancing boom. It benefited from share gains in its mortgage origination, financing, and servicing businesses. We reduced our holding by taking profits as Countrywide Financial’s share price rose. In contrast, overweights in Cisco Systems, Coca-Cola, and Viacom detracted from results relative to the Index. Of these, only Viacom’s shares actually fell significantly. Although it disappointed over the past year, we continue to expect that Viacom’s Blockbuster spin-off and subsequent share repurchase will be a substantial catalyst for the stock. In addition, 70% of its underlying business (cable and television) has good growth prospects through 2005, which gives us further confidence going forward.

Hotchkis and Wiley Capital Management, LLC

Our segment of the Fund substantially outperformed the Index primarily because of stock selection in the consumer discretionary and financial sectors. The segment’s holdings recorded gains in 9 of the 10 economic sectors. The largest contribution to its absolute return as well as to its outperformance of the Index came from its consumer discretionary exposure, notably the retail stock J.C. Penney (+115%). J.C. Penney’s stock price rose as the sale of its troubled Eckerd division appeared imminent. It also reported strong same-store sales and revised its earnings upward during the second quarter of 2004. The hotel company Mandalay Resort Group also made a significant contribution to absolute performance. It benefited from news of a buyout from one of its rivals as well as from an overall increase in travel. In the

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financials sector, Metlife, CIT Group, and Allstate posted double-digit share-price gains despite the higher interest-rate environment (which can erode the value of insurance companies’ investment portfolios).

The segment’s relative performance was weakest in the technology sector, with a decline in Electronic Data Systems (EDS) (see Comments on Five Largest Holdings). Concerns over the company’s cash flow generation, management credibility, and a difficult environment for technology companies have reduced investors’ confidence in its growth potential. We continue to believe that many of EDS’s problems are temporary and we are maintaining the investment. Among other holdings, Tenet Healthcare and Eastman Kodak also posted double-digit losses for the year.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners	13

Investment Adviser’s Comments

on Five Largest Holdings

J.P. Morgan Investment Management, Inc.	As of 7/31/04

Exxon Mobil Corp./Oil Field Equipment & Services

Exxon Mobil’s principal business is energy, including exploration for, and production of, crude oil and natural gas; manufacture of petroleum products; and transportation and sale of crude oil, natural gas, and petroleum products. Exxon Mobil is significantly represented in our target index and overweighted in our portfolio because we believe it is well positioned to take advantage of the global economic recovery. We expect its earnings to reflect rising margins in chemicals and refining.

General Electric Co./Electric Utilities

General Electric is a diversified industrial corporation that provides television, cable, Internet, distribution, engineering, and financial services. It is a significant weight in our target index, but is underweighted in our portfolio because we believe there are more attractively priced industrial stocks.

Citigroup, Inc./Financial Services

Citigroup is a pre-eminent global financial services company offering consumer banking, corporate and investment banking, insurance, securities brokerage, and asset management services. It is a significant weight in our target index and overweighted in our portfolio. We believe the market has a bias against potential acquirers, which has dragged down Citigroup’s valuation. In our view, Citigroup’s revenue should grow faster than that of its peers because of its international exposure and business mix.

Bank of America, Corp./Commercial Banks

Bank of America provides a diversified range of banking and nonbanking financial services and products throughout the United States and in selected international markets. It is a significant component of our target index and overweighted in our portfolio. It has had a compelling valuation, and has been able to produce consistent results despite the market decline in the second quarter.

Verizon Communications, Inc./Telecommunications

Verizon is the largest local telephone and wireless service provider in the United States. It is a significant component of our target index and overweighted in our portfolio. Verizon has continued to produce stable results and strong trends in its wireline business. In addition, we believe it is well positioned in the broadband market as it offers substantially more bandwidth than the cable alternative at each price point. Higher bandwidth services are likely to become quite popular over time.

Holdings are subject to change.

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Investment Adviser’s Comments

on Five Largest Holdings

Hotchkis and Wiley Capital Management, LLC	As of 7/31/04

Sears, Roebuck & Co./Multiline Retail

Sears is one of the largest U.S. retailers. It has a dominant position in hardlines (durable goods) with brands such as Kenmore and Craftsman. It owns Lands’ End and is improving the profitability of its softlines businesses such as fashion items: apparel and accessories. Management intends to use the proceeds from selling its credit card business plus its $700 million to $800 million of annual free cash flow to repurchase stock. With even a modest improvement in its retail operations, we believe its stock at period-end was deeply undervalued.

Electronic Data Systems Corp./IT Services

Electronic Data Systems (EDS) is an outsourcing and information technology consulting firm with customer relationships across the world. Its growth depends on its customers’ overall technology use, not on any particular technology. It has the scale to service the world’s largest companies and to provide a cost advantage. Concerns about EDS’s cash flow, management credibility, and liquidity, together with the difficult current business environment, brought its share price down to a very attractive level.

Aetna, Inc./Healthcare Providers & Services

Aetna is one of the nation’s leading providers of healthcare, insurance, disability, and long-term care benefits. It has the scale to achieve above-industry returns and is returning free cash flow to shareholders through stock repurchases. Aetna has a conservative balance sheet, low sensitivity to economic or equity market conditions, and the potential to reduce expenses. Its shares at period-end were priced slightly below the present value of estimated future dividends.

Altria Group, Inc./Tobacco

Altria is one of the world’s largest tobacco companies, with the most popular cigarette brand, Marlboro. It owns 84% of Kraft Foods and 34% of the brewer SAB Miller. The stock has recently fallen over increased litigation risk and deteriorating cigarette fundamentals. Altria continues to return large amounts of cash to shareholders with a dividend yield in excess of 4.5% and a history of repurchasing stock.

Computer Associates International, Inc./Software

Computer Associates’ software is used to manage information technology systems. The firm has a large and dependent customer base and a broad product portfolio that together produced more than $1 billion annual free cash flow for six consecutive years. A change in its accounting practices, government investigations, and a related lack of management credibility have brought its shares to a very attractive price.

Holdings are subject to change.

Strategic Partners	15

Your Fund’s Performance

Strategic Partners Small Capitalization Growth Fund

Fund objective

The Strategic Partners Small Capitalization Growth Fund, managed by Westcap Investors, LLC and RS Investment Management, L.P., has maximum capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Cumulative Total Returns[1] as of 7/31/04
	One Year	Three Years	Since Inception[2]
Class A	6.30% (5.70)	–24.15% (–25.75)	–22.06% (–24.04)
Class B	5.56 (4.78)	–25.73 (–27.36)	–24.84 (–26.82)
Class C	5.56 (4.78)	–25.73 (–27.36)	–24.84 (–26.82)
Russell 2000 Index[3]	17.06	18.23	36.70
Russell 2000 Growth Index[4]	11.32	–1.15	–8.74
Lipper Small-Cap Growth Funds Avg.[5]	9.62	–4.52	7.46

Average Annual Total Returns[1] as of 6/30/04
	One Year	Three Years	Since Inception[2]
Class A	15.30% (14.86)	–9.85% (–10.48)	–4.55% (–4.97)
Class B	16.04 (15.55)	–9.72 (–10.39)	–4.31 (–4.76)
Class C	19.87 (19.39)	–8.84 (–9.49)	–4.15 (–4.59)
Russell 2000 Index[3]	33.37	6.24	8.54
Russell 2000 Growth Index[4]	31.55	–0.22	0.06
Lipper Small-Cap Growth Funds Avg.[5]	27.08	–0.99	2.34

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in

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effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 11/3/99.

3The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed.

4The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.

5The Lipper Small-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

Investors cannot invest directly in an index. The returns for the Russell 2000 Index and the Russell 2000 Growth Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

The Since Inception returns for the Russell 2000 Index, the Russell 2000 Growth Index and the Lipper Average are measured from the closest month-end to inception date and not from the Fund’s actual inception date.

Five Largest Holdings—Combined Portfolios expressed as a percentage of net assets as of 7/31/04
iShares Russell 2000 Growth Index Fund, Exchange Traded Fund	1.7%
RARE Hospitality International, Inc., Hotels, Restaurants & Leisure	1.4
Forward Air Corp., Transportation	1.3
Benchmark Electronics, Inc., Electronics & Electronic Components	1.3
Avocent Corp., Computers & Business	1.2

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/04
Software	7.0%
Media	6.3
Healthcare Equipment & Supplies	5.9
Semiconductors & Semiconductor Equipment	5.4
Electronics & Electronic Components	4.8

Industry weightings are subject to change.

Strategic Partners	17

Investment Advisers’ Report

The return on the Strategic Partners Small Capitalization Growth Fund’s Class A shares over the reporting period was 6.30%, trailing the Russell 2000 Growth Index (the Index), which returned 11.32%, and the Lipper Small-Cap Growth Funds Average, which rose 9.62%. Including Class A share maximum initial sales charge deducted at the start of the 12-month period ended July 31, 2004, the return was 0.59%. Management of approximately one-half of the Fund was transferred from J.P. Morgan Investment Management, Inc. to RS Investment Management, L.P. on October 3, 2003. The segment’s performance during the brief part of the fiscal year preceding the change did not have a material impact on the Fund’s overall performance.

Westcap Investors, LLC

Our segment of the Fund underperformed the Index for the fiscal year, particularly during 2003, as it was hurt by the market’s focus on highly leveraged companies with unstable or no earnings. We invest in firms with solid business fundamentals and strong growth prospects over a full economic cycle. As a result, we did not fully participate in an environment that favored lower quality companies. However, during 2004 our relative performance improved as higher quality companies started to outperform lower quality companies.

Our consumer discretionary holdings hurt performance, particularly positions in ValueVision Media (see Comments on Five Largest Holdings) and 99 Cents Only Stores. Although ValueVision Media, a television home shopping business, has been struggling, its management is increasing its direct marketing efforts for ShopNBC, introducing more competitively priced and differentiated products, upgrading its on-air presentation, and improving customer service. 99 Cents Only Stores, a deep-discount retailer, has problems with its Los Angeles distribution center and its entry into the Houston market. Its rapid growth is currently outstripping its existing infrastructure. However, in our view, the company will be able to work out its operational issues and improve.

Our top-performing sectors included healthcare, producer durables, autos and transportation, and financial services. The largest healthcare contributions came from Connetics Corporation, a pharmaceutical company focusing on the treatment of dermatological conditions, and Advanced Neuromodulation Systems, which makes implantable devices that improve the quality of life for people suffering from chronic pain. Financial services holdings were led by Investors Financial Services, which provides asset administration services, benefiting from the recovering economy. Toll Brothers, a home builder that focuses on middle- and high-income residential communities, accounted for the strong performance in the producer durables sector, benefiting from the housing boom over the past year. Winnebago Industries and Forward Air Corporation led the performance in the autos and transportation sector.

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RS Investment Management, L.P.

Since we assumed management of our segment of the Fund on October 3, 2003, it has performed in line with the Index. Toward the end of 2003 the recovering economy provided a strong tailwind for small-cap growth stocks, but the first half of 2004 proved more challenging. Our largest weighting, averaging approximately 24% over the period, was the diverse consumer discretionary sector. The portfolio benefited from significant gains in specialty retailers and Internet-related companies. Several long-held positions, such as Aaron Rents (see Comments on Five Largest Holdings) and Guitar Center, have unique retail concepts, executed their strategies consistently well, and produced dependable earnings growth. Many Internet-related positions in the sector, such as ValueClick and InfoSpace (see Comments on Five Largest Holdings), continued to benefit from the growth of on-line advertising. We continue to diversify the segment across a broad range of sectors. Cyclical growth areas, such as energy and transportation, where the strengthening economy is fueling growth, contributed some of the highest returns for the period.

Although our Internet holdings have helped performance, the technology sector overall has been problematic. It represented approximately 20% of the segment and included many of the period’s underperformers. For example, a reduction in corporate spending seems to be affecting how investors view all companies in the software industry, even those not directly selling to Fortune 1000 companies.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners	19

Investment Adviser’s Comments

on Five Largest Holdings

Westcap Investors, LLC	As of 7/31/04

Benchmark Electronics, Inc./Electronics & Electronic Components

Benchmark provides electronic manufacturing and specialized engineering services, including design, development, and testing, to brand-name electronics companies. Benchmark’s well-diversified and generally lower exposure to technology original equipment manufacturers during the downturn allowed for stronger earnings and cash flows relative to its peers. Coming out of the downturn, Benchmark’s stronger financial position has allowed it to take market share from its competitors.

Avocent Corporation/Computer & Business Equipment

Avocent designs, manufactures, and markets switching systems and remote access products for the client/server computing market. Its strong balance sheet and superior management team allowed it to attain a dominant market position during the technology downturn. It continues to lead in its market niche and will continue to benefit as mainframes are supplanted by server-based computing environments.

ValueVision Media, Inc./Media

ValueVision Media is an electronic media direct marketer. It operates the third largest shop-at-home network. Its shares sell at a very reasonable valuation to its peers. In addition, over the past few years ValueVision has tripled the number of potential customers its services reach, and has strengthened its management team with the expectation that revenues, and subsequently earnings, will increase markedly.

Fair Isaac Corporation/Commercial Services & Supplies

Fair Isaac provides methods of analysis, software, and data management systems that enable businesses to automate and improve decision making about security and credit. It enjoys high barriers to entry in its core credit-scoring business. It has leveraged this strength, investing in the development of analytical software for credit risk and identity theft. A strong balance sheet, with approximately 85% of revenues recurring, makes this company very resilient during difficult economic periods.

Jacobs Engineering Group, Inc./Construction & Engineering

Jacobs Engineering offers a broad range of technical and construction professional services to a large number of industrial, commercial, and governmental clients. It has a more diversified customer base than its peers and has a strong focus on customer relationships that results in a high percentage of repeat business, consistent earnings growth, and manageable risk. Jacobs’ management team has provided steady growth over long time periods.

Holdings are subject to change.

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Investment Adviser’s Comments

on Five Largest Holdings

RS Investment Management, L.P.	As of 7/31/04

iShares Inc. Russell 2000 Growth Index Fund (Shares)/Exchange Traded Fund

The iShares Inc. Russell 2000 Growth Index Fund seeks investment results that correspond to the performance of the Russell 2000 Growth Index, which measures the performance of the small-capitalization growth sector of the U.S. equity market. Our occasional use of the tradable index shares reduces temporary cash balances while maintaining broad small-cap growth equity exposure.

InfoSpace Inc./Internet Software & Services

InfoSpace is a diversified technology and services company with two principal businesses. Its search and directory business helps Internet users locate information, merchants, individuals, and products on the Web. Its mobile division enables clients to develop and deliver mobile data services across multiple devices.

America Service Group, Inc./Healthcare Providers & Services

America Service Group provides managed healthcare services to correctional facilities and to a medical facility operated by the Veterans Administration. It distributes pharmaceuticals to more than 230 correctional facilities throughout the United States. America Service has been the leading company in this field and has benefited from the growing outsourcing of healthcare services by prisons, where federal law mandates the level and type of healthcare provided to inmates. The company signs three- to five-year contracts with the facilities, producing a recurring revenue stream.

Scientific Games Corp./Gaming

Scientific Games Corp. is a provider of services, systems, and products to the instant ticket lottery industry and the parimutuel wagering industry in the United States and Europe. It has had positive earnings and revenue.

Aaron Rents, Inc./Specialty Retail

Aaron Rents is engaged in the combined businesses of the rental, rent-to-own, and specialty retailing of consumer electronics, furniture, household appliances, and accessories. The company has approximately 850 stores in the United States, Puerto Rico, and Canada. It has had steady growth with good earnings and a strong management team. It has been expanding and taking market share by opening new stores and offering new products.

Holdings are subject to change.

Strategic Partners	21

Your Fund’s Performance

Strategic Partners Small Capitalization Value Fund

Fund objective

The Strategic Partners Small Capitalization Value Fund, managed by EARNEST Partners, LLC and NFJ Investment Group L.P., has above-average capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Cumulative Total Returns[1] as of 7/31/04
	One Year	Three Years	Since Inception[2]
Class A	28.63%	45.71% (45.62)	98.42% (97.91)
Class B	27.74	42.54 (42.44)	91.51 (91.00)
Class C	27.74	42.54 (42.44)	91.51 (91.00)
Russell 2000 Index[3]	17.06	18.23	36.70
Russell 2000 Value Index[4]	22.83	37.68	93.06
Lipper Small-Cap Core Funds Avg.[5]	20.10	23.07	65.81

Average Annual Total Returns[1] as of 6/30/04
	One Year	Three Years	Since Inception[2]
Class A	30.61%	12.08% (12.06)	15.31% (15.25)
Class B	32.17	12.62 (12.59)	15.73 (15.66)
Class C	36.17	13.40 (13.38)	15.85 (15.79)
Russell 2000 Index[3]	33.37	6.24	8.54
Russell 2000 Value Index[4]	35.17	12.15	16.31
Lipper Small-Cap Core Funds Avg.[5]	33.47	7.99	12.40

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower,

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as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 11/3/99.

3The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed.

4The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

5The Lipper Small-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

Investors cannot invest directly in an index. The returns for the Russell 2000 Index and the Russell 2000 Value Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 2000 Index, the Russell 2000 Value Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings—Combined Portfolios expressed as a percentage of net assets as of 7/31/04
Harman International Industries, Inc., Household Durables	2.5%
Cabot Oil & Gas Corp., Oil & Gas	2.1
FLIR Systems, Inc., Electronics	2.0
American Tower Corp. (Class A shares), Telecommunications	1.9
Cooper Cos., Inc., Drugs & Healthcare	1.4

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/04
Drugs & Healthcare	8.1%
Oil & Gas	5.8
Diversified Financial Services	5.1
Real Estate Investment Trusts	4.3
Insurance	4.2

Industry weightings are subject to change.

Strategic Partners	23

Investment Advisers’ Report

The return of the Strategic Partners Small Capitalization Value Fund’s Class A shares over the reporting period was 28.63%, substantially higher than the Russell 2000 Value Index (the Index), which gained 22.83%, and the Lipper Small-Cap Core Funds Average, which gained 20.10%. Including Class A share maximum initial sales charge deducted at the start of the 12-month period ended July 31, 2004, the return was 21.56%. Management of approximately one-half of the Fund was transferred from National City Investment Management Co. to NFJ Investment Group L.P. on October 8, 2003. The brief part of the fiscal year preceding the change did not have a material impact on the Fund’s performance. Both EARNEST Partners, LLC and NFJ contributed to the Fund’s strong performance.

EARNEST Partners, LLC

Our segment of the Fund outperformed the Index substantially despite the strong Index return. Continued strength in consumer spending, improved productivity, and increases in both business spending and job growth resulted in a stronger economy and positive equity market returns. The largest contributor to our outperformance came from holdings in the consumer discretionary sector. Harman International (see Comments on Five Largest Holdings) rose 105% over the period as the company continued to see improving sales of its high-end audio equipment to automobile manufacturers. Holdings in home builders D.R. Horton (+49%) and Hovnanian (+25%) benefited overall performance as record low mortgage rates and an improving economy supported record home sales and earnings growth for these companies. The improving economy also helped a number of holdings in the financials sector. AmeriCredit, a provider of subprime auto loans, rose 157% as the company restructured its loan portfolio and benefited from improved delinquency and loss rates. Philadelphia Consolidated, a property and casualty insurer, saw better earnings as it was able to raise insurance premiums in many of its product lines. In technology, our position in FLIR Systems (see Comments on Five Largest Holdings) rose 134% as demand for its infrared/night vision products was strong in both government and civilian markets.

Our industrial and materials sectors created the largest drag on performance for the period. Although our holdings in both sectors had positive absolute performance, they lagged the respective sector benchmarks.

NFJ Investment Group L.P.

Since we assumed management of our segment of the Fund, it has performed well compared to the Index, helped by our avoidance of technology. NFJ’s average weighting was about 7% whereas the technology weighting of the Index was more than 18%. Although a low technology weighting held back performance during the

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last half of calendar year 2003, it helped in 2004. Our performance was also helped by an overweight in oil and gas, coal, and tanker companies compared with the Index.

NFJ’s holdings tend to be stocks with relatively low price-to-earnings ratios. Moreover, every stock in the NFJ segment pays a dividend, and our average overall yield of 2.7% is higher than that of the Index. This gives our segment defensive characteristics that came in handy during the last half of the Fund’s reporting period when the market shifted toward favoring higher-quality companies. Our deep value investment style was particularly effective in the technology sector during this period when value-oriented names such as Chicago Bridge & Iron, Barnes Group, Crane Company, and Teleflex contributed to the segment’s performance.

As always, we believe that our strength is stock picking. NFJ is a bottom-up, deep-value investment firm, and takes care to buy good values at attractive prices.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners	25

Investment Adviser’s Comments

on Five Largest Holdings

EARNEST Partners, LLC	As of 7/31/04

Harman International Industries, Inc./Household Durables

Harman International makes high-quality audio products and electronic systems for the consumer and professional markets. It has restructured its international business to improve manufacturing efficiency and reduce overhead. We expect its increasing penetration of the automotive market to drive record profits in 2004 as new luxury auto customers, including BMW, Porsche, General Motors, and Mercedes, purchase higher-priced systems.

FLIR Systems, Inc./Electronics

FLIR is a leading manufacturer of infrared equipment primarily for seeing in the dark and measuring temperature from a distance. It continues to benefit from strong sales to government, military, and commercial engineering clients. Its products are considered “best in class” and have very little competition. We believe sales and pricing will be solid as government and civilian spending is likely to increase.

American Tower Corp. (Class A Shares)/Telecommunications

American Tower is the leading U.S. operator of towers for cellular telephone service. The business is very attractive due to high costs of entry, high switching costs for customers, strong recurring revenue streams, and outstanding customer credit quality. American Tower has a nationwide footprint with good site selection. We expect growing cellular penetration of the U.S. telephone market and more overlapping networks to increase demand for towers. American Tower also has international opportunities.

Cabot Oil & Gas Corp./Oil & Gas

Cabot is an oil and gas company with properties primarily in North America. Ninety-five percent of its production is natural gas. North American production of natural gas continues to decline while demand continues to increase. There is no near-term solution to the supply/demand imbalance. Cabot has had a number of drilling successes in Canada, the Gulf Coast, and the Rockies.

Cooper Cos., Inc./Drugs & Healthcare

Cooper makes specialty contact lenses and women’s surgical products and medical devices. It continues to focus on higher-margin, advanced products in niche markets such as lenses for astigmatism, multi-focal lenses, and cosmetic color lenses. With the fastest-growing revenues in the contact lens industry, Cooper is almost doubling its manufacturing capacity in 2004. Its surgical business is growing through acquisitions that should generate strong return on equity.

Holdings are subject to change.

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Investment Adviser’s Comments

on Five Largest Holdings

NFJ Investment Group L.P.	As of 7/31/04

Chicago Bridge & Iron Co. N.V. (Netherlands)/Industrial Conglomerates

Chicago Bridge & Iron Co. N.V. (CBI) is a construction company that specializes in turnkey projects, including hydrocarbon processing plants and liquefied natural gas terminals. We believe the markets that CBI serves have growth potential.

Frontline Ltd. (Bermuda)/Marine

Frontline (FRO) operates the world’s largest and most modern tanker fleet, with a dominant position in the VLCC (very large crude carrier) and Suezmax markets. The outlook is attractive, driven by strong global oil demand. We believe the FRO shares are cheap as they trade at a low ratio of price to estimated earnings.

Barnes Group, Inc./Machinery

Barnes Group is a diversified manufacturer of precision components for markets such as aerospace and industrials. Barnes is one of the largest manufacturers of precision springs in the world. The stock pays an above-average 3.2% dividend yield, and we believe it is relatively inexpensive.

New Plan Excel Realty Trust/Real Estate Investment Trust

New Plan Excel owns and manages shopping centers in 35 states. Occupancy rate of the company’s portfolio is about 90%. Management focuses primarily on grocery anchored centers. Top tenants are Kroger and Wal-Mart. The stock yields 6.6%, and we believe it is an attractive holding.

Fremont General Corp./Thrifts & Mortgage Finance

Freemont General is a financial services company focused on real estate lending. Sub-prime residential and commercial real estate loans are originated and sold to third-party investors. The outstanding loan portfolio totals about $4.8 billion. We believe Freemont General’s stock is very cheap.

Holdings are subject to change.

Strategic Partners	27

Your Fund’s Performance

Strategic Partners Total Return Bond Fund

Fund objective

The Strategic Partners Total Return Bond Fund, managed by Pacific Investment Management Company LLC (PIMCO), has total return consisting of current income and capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 4.50%.

Cumulative Total Returns[1] as of 7/31/04
	One Year	Three Years	Since Inception[2]
Class A	5.70% (5.50)	19.97% (19.51)	37.72% (37.07)
Class B	5.18 (4.98)	18.19 (17.75)	34.55 (33.91)
Class C	5.17 (4.97)	18.19 (17.74)	34.54 (33.90)
Lehman Brothers U.S. Aggregate Bond Index[3]	4.84	18.84	39.84
Lehman Government/Credit Index[4]	4.72	19.90	41.32
Lipper Corporate Debt A-Rated Funds Avg.[5]	4.75	16.48	35.02

Average Annual Total Returns[1] as of 6/30/04
	One Year	Three Years	Since Inception[2]
Class A	–3.00% (–3.19)	5.14% (5.00)	5.86% (5.75)
Class B	–3.71 (–3.90)	5.34 (5.20)	6.21 (6.10)
Class C	0.01 (–0.18)	6.23 (6.10)	6.38 (6.27)
Lehman Brothers U.S. Aggregate Bond Index[3]	0.32	6.36	7.22
Lehman Government/Credit Index[4]	–0.72	6.74	6.99
Lipper Corporate Debt A-Rated Funds Avg.[5]	1.06	6.42	6.79

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower,

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as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 11/3/99.

3The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade debt securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

4The Lehman Government/Credit Index is an unmanaged index of publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years. It gives a broad look at how bond prices have performed.

5The Lipper Corporate Debt A-Rated Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Corporate Debt A-Rated Funds category. Funds in the Lipper Average invest primarily in corporate debt issues rated “A” or better or government issues.

Investors cannot invest directly in an index. The returns for the Lehman Brothers U.S. Aggregate Bond Index and the Lehman Government/Credit Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Government/Credit Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Portfolio Composition expressed as a percentage of long-term investments as of 7/31/04
Foreign Government Obligations	24.3%
U.S. Government Securities	22.6
U.S. Government Agency Mortgage-Backed Securities	22.0
Corporate Bonds	18.4
Municipals	8.1
Asset-Backed Securities	4.6

Portfolio composition is subject to change.

Five Largest Issuers expressed as a percentage of long-term investments as of 7/31/04
United States Treasury Notes	19.4%
Government National Mortgage Assn.	12.9
Federal National Mortgage Assn.	7.0
Deutsche Bunderepublik	6.3
Deutschland Republic	5.0

Issuers are subject to change.

Strategic Partners	29

Investment Adviser’s Report

The return of the Strategic Partners Total Return Bond Fund’s Class A shares was 5.70% over the reporting period, beating the Lehman Brothers U.S. Aggregate Bond Index (+4.84%) and the Lipper Corporate Debt A-Rated Funds Average (+4.75%). Including Class A share maximum initial sales charge deducted at the start of the 12-month period ended July 31, 2004, the Fund returned 0.95%.

Pacific Investment Management Company LLC (PIMCO)

During the first half of the reporting period, the market’s mood swung toward optimism about growth as business investment revived. Massive fiscal stimulus and the continued impact of the mortgage refinancing boom sustained consumption. With yields rising and prepayment levels declining, demand for mortgage-backed securities rebounded sharply, especially from banks, hedge funds, and other financial institutions.

However, during the start of 2004, concern about the durability of the U.S. economic recovery pushed interest rates lower. Demand for relatively safe assets rose amid renewed fears of terrorist attacks following the Madrid bombing in March 2004. Nevertheless, from April through June, U.S. employment reports showed strength, which convinced the markets that the Federal Reserve (the Fed) would soon begin a tightening cycle. In anticipation of tighter monetary policy, short-term rates rose over 100 basis points (a basis point equals one-hundredth of a percent). At the end of June 2004, the Fed met market expectations by increasing the federal funds rate—the rate banks charge each other for overnight loans—25 basis points to 1.25%. Signs of rising inflation fueled anxiety that central banks may need to move aggressively to combat it. Inflation concerns were driven by a combination of higher oil prices and slower productivity growth. The Fed helped calm financial markets, however, by commenting that it would tighten monetary policy gradually.

We are broadly diversified, including bond sectors such as Treasury inflation-protected securities (TIPS), municipal bonds, eurozone issues, and emerging-market bonds. We helped the segment’s return by trading to take advantage of bonds’ sharp fall in yields (and relative price increases) as they approach their maturity and by our selection among mortgage-backed and corporate bonds.

Our emphasis on mortgage-backed securities and positive security selection added to the Fund’s returns. Mortgage-backed securities gained as buying by banks supported the sector and lower volatility during periods of the year caused their yield premiums to narrow relative to comparable U.S. Treasurys. An allocation to TIPS as a substitute for fully valued nominal Treasurys benefited the Fund as TIPS outperformed Treasurys of comparable duration. Municipal bonds helped returns as this less volatile asset class outperformed amid rising rates. Emerging-market bonds boosted returns as credit

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fundamentals within the asset class continued to improve. Non-U.S. holdings, mainly eurozone exposure, added value amid expectations for low growth and inflation in Europe. Conversely, our underweight in corporate bonds detracted from results as profits and margins improved. However, our positive security selection mitigated this impact.

Overall, our below-index duration during the reporting period helped the Fund’s returns as interest rates rose. Our emphasis on bonds with short/intermediate maturities hurt, however, as the yield curve flattened near the end of the period in anticipation of the Fed tightening.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners	31

Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2004.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fee ($12.50 for the six month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to

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Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners Large Capitalization Growth Fund		Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$904	1.38%	$6.53
	Hypothetical	$1,000	$1,018	1.38%	$6.92

Class B	Actual	$1,000	$903	2.13%	$10.08
	Hypothetical	$1,000	$1,014	2.13%	$10.67

Class C	Actual	$1,000	$903	2.13%	$10.08
	Hypothetical	$1,000	$1,014	2.13%	$10.67

Strategic Partners Large Capitalization Value Fund		Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,015	1.49%	$7.46
	Hypothetical	$1,000	$1,017	1.49%	$7.47

Class B	Actual	$1,000	$1,011	2.24%	$11.20
	Hypothetical	$1,000	$1,014	2.24%	$11.22

Class C	Actual	$1,000	$1,011	2.24%	$11.20
	Hypothetical	$1,000	$1,014	2.24%	$11.22

Strategic Partners	33

Fees and Expenses (continued)

Strategic Partners Small Capitalization Growth Fund		Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$909	1.85%	$8.78
	Hypothetical	$1,000	$1,016	1.85%	$9.27

Class B	Actual	$1,000	$906	2.60%	$12.32
	Hypothetical	$1,000	$1,012	2.60%	$13.01

Class C	Actual	$1,000	$906	2.60%	$12.32
	Hypothetical	$1,000	$1,012	2.60%	$13.01

Strategic Partners Small Capitalization Value Fund		Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,032	1.63%	$8.24
	Hypothetical	$1,000	$1,017	1.63%	$8.17

Class B	Actual	$1,000	$1,027	2.38%	$11.99
	Hypothetical	$1,000	$1,013	2.38%	$11.91

Class C	Actual	$1,000	$1,027	2.38%	$11.99
	Hypothetical	$1,000	$1,013	2.38%	$11.91

Strategic Partners Total Return Bond Fund		Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,004	1.01%	$5.03
	Hypothetical	$1,000	$1,020	1.01%	$5.07

Class B	Actual	$1,000	$1,002	1.51%	$7.52
	Hypothetical	$1,000	$1,017	1.51%	$7.57

Class C	Actual	$1,000	$1,002	1.51%	$7.52
	Hypothetical	$1,000	$1,017	1.51%	$7.57

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2004, and divided by the 366 days in the Fund’s current fiscal year (to reflect the six-month period).

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Strategic Partners Large Capitalization Growth Fund

Portfolio of Investments

as of July 31, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.1%
COMMON STOCKS

Aerospace & Defense 0.9%
24,500	Honeywell International, Inc.	$921,445

Airlines 0.7%
45,000	Southwest Airlines Co.	651,150

Banks 5.0%
71,800	Citigroup, Inc.	3,165,662
46,500	J.P. Morgan Chase & Co.	1,735,845

		4,901,507

Biotechnology 0.9%
15,000	Biogen Idec, Inc.(a)	900,000

Chemicals 0.5%
5,500	Potash Corp. of Saskatchewan (Canada)	531,795

Communications Equipment 3.9%
40,000	Comverse Technology, Inc.(a)	682,400
79,000	Corning, Inc.(a)	976,440
72,000	Motorola, Inc.	1,146,960
14,000	QUALCOMM, Inc.(a)	967,120

		3,772,920

Computer Software & Services 7.1%
150,300	EMC Corp.(a)	1,648,791
142,000	Microsoft Corp.	4,041,320
65,000	VERITAS Software Corp.(a)	1,238,900

		6,929,011

Computers & Business Equipment 7.0%
327,400	Cisco Systems, Inc.(a)	6,829,564

Consumer Finance 3.2%
127,000	MBNA Corp.	3,135,630

Cosmetics & Toiletries 1.4%
30,500	Estee Lauder Cos., Inc. (Class A shares)	1,338,950

See Notes to Financial Statements.

Strategic Partners Large Capitalization Growth Fund	35

Strategic Partners Large Capitalization Growth Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Drugs & Healthcare 9.5%
5,000	Boston Scientific Corp.(a)	$191,300
33,000	Cardinal Health, Inc.	1,468,500
44,000	Caremark Rx, Inc.(a)	1,342,000
51,800	Medtronic, Inc.	2,572,906
118,500	Pfizer, Inc.	3,787,260

		9,361,966

Educational Services 0.9%
10,500	Apollo Group, Inc. (Class A shares)(a)	877,275

Electric Utilities 0.8%
19,500	TXU Corp.	773,370

Financial Services 6.1%
24,500	Capital One Financial Corp.	1,698,340
33,000	CIT Group, Inc.	1,147,080
16,500	Fannie Mae	1,170,840
40,000	Morgan Stanley	1,973,200

		5,989,460

Food & Beverages 0.9%
23,800	Constellation Brands, Inc. (Class A shares)(a)	901,544

Food & Staples Retailing 0.9%
20,000	CVS Corp.	837,400

Health Care Equipment & Supplies 2.9%
20,000	Baxter International, Inc.	601,400
13,000	C.R. Bard, Inc.	717,600
25,500	Fisher Scientific International, Inc.(a)	1,484,100

		2,803,100

Health Care Providers & Services 0.7%
10,500	CIGNA Corp.	651,105

Hotels, Restaurants & Leisure 0.6%
12,000	Starwood Hotels & Resorts Worldwide, Inc.	540,000

Household Products 1.3%
16,000	Clorox Co. (The)	796,320
12,500	Energizer Holdings, Inc.(a)	476,250

		1,272,570

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Industrial Conglomerates 1.1%
35,000	Tyco International Ltd. (Bermuda)	$1,085,000

Insurance 2.5%
34,200	American International Group, Inc.	2,416,230

Internet 2.3%
99,600	Juniper Networks, Inc.(a)	2,286,816

Internet & Catalog Retail 2.4%
30,000	eBay, Inc.(a)	2,349,900

Internet Software & Services 0.8%
41,000	Check Point Software Technologies Ltd. (Israel)(a)	815,490

IT Services 1.9%
67,000	Cognizant Technology Solutions Corp. (Class A shares)(a)	1,845,850

Machinery 2.5%
21,500	Deere & Co.	1,350,415
16,500	Ingersoll-Rand Co. (Bermuda) (Class A shares)	1,133,385

		2,483,800

Media 1.9%
65,000	Time Warner, Inc.(a)	1,082,250
28,000	XM Satellite Radio Holdings, Inc. (Class A shares)(a)	738,920

		1,821,170

Oil & Gas 0.6%
8,600	Devon Energy Corp.	597,614

Oil Field/Equipment & Services 3.4%
27,500	Apache Corp.	1,279,575
21,000	BJ Services Co.(a)	1,042,860
13,000	ConocoPhillips	1,024,010

		3,346,445

Restaurants 2.1%
75,500	McDonald’s Corp.	2,076,250

Retail 5.2%
36,300	Gap, Inc. (The)	824,010
41,000	Home Depot, Inc. (The)	1,382,520

See Notes to Financial Statements.

Strategic Partners Large Capitalization Growth Fund	37

Strategic Partners Large Capitalization Growth Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)
29,000	Nordstrom, Inc.	$1,273,100
54,500	Staples, Inc.(a)	1,573,960

		5,053,590

Semiconductors & Semiconductor Equipment 15.4%
175,400	Applied Materials, Inc.(a)	2,976,538
47,500	Intel Corp.	1,158,050
85,400	Linear Technology Corp.	3,339,140
44,000	Marvell Technology Group Ltd. (Bermuda)(a)	1,021,680
70,300	Maxim Integrated Products, Inc.	3,381,430
110,000	Xilinx, Inc.(a)	3,237,300

		15,114,138

Software 0.7%
16,500	Adobe Systems, Inc.	695,970

Textiles, Apparel & Luxury Goods 1.1%
15,000	Nike, Inc. (Class B Shares)	1,090,650

	Total long-term investments (cost $101,859,609)	96,998,675

SHORT-TERM INVESTMENT 1.5%

Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series
1,498,853	(cost $1,498,853; Note 3)	1,498,853

	Total Investments 100.6% (cost $103,358,462; Note 5)	98,497,528
	Liabilities in excess of other assets (0.6%)	(552,097)

	Net Assets 100.0%	$97,945,431

(a)	Non-income producing security.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2004 were as follows:

Semiconductors & Semiconductor Equipment	15.4%
Drugs & Healthcare	9.5
Computer Software & Services	7.1
Computers & Business Equipment	7.0
Financial Services	6.1
Retail	5.2
Banks	5.0
Communication Equipment	3.9
Oil Field/Equipment & Services	3.4
Consumer Finance	3.2
Health Care Equipment & Supplies	2.9
Machinery	2.5
Insurance	2.5
Internet Catalog Retail	2.4
Internet	2.3
Restaurants	2.1
IT Services	1.9
Media	1.9
Mutual Fund	1.5
Cosmetics & Toiletries	1.4
Household Products	1.3
Textiles, Apparel & Luxury Goods	1.1
Industrial Conglomerates	1.1
Aerospace & Defense	0.9
Food & Beverages	0.9
Biotechnology	0.9
Educational Services	0.9
Food & Staples Retailing	0.9
Internet Software & Services	0.8
Electric Utilities	0.8
Software	0.7
Airlines	0.7
Health Care Providers & Services	0.7
Oil & Gas	0.6
Hotels, Restaurants & Leisure	0.6
Chemicals	0.5

100.6
Liabilities in excess of other assets	(0.6)

100.0%

See Notes to Financial Statements.

Strategic Partners Large Capitalization Growth Fund	39

Strategic Partners Large Capitalization Value Fund

Portfolio of Investments

as of July 31, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.5%
COMMON STOCKS

Aerospace/Defense 3.4%
16,600	Lockheed Martin Corp.	$879,634
5,800	Northrop Grumman Corp.	305,080
21,100	Raytheon Co.	707,905
2,200	United Technologies Corp.	205,700

		2,098,319

Automobiles 0.7%
12,400	Ford Motor Co.	182,528
5,100	General Motors Corp.	220,014

		402,542

Automotive Components 0.6%
1,100	Dana Corp.	21,219
31,680	Delphi Corp.	301,277
1,100	Lear Corp.	60,643

		383,139

Beverages
300	Anheuser-Busch Cos., Inc.	15,570

Biotechnology
200	OSI Pharmaceuticals, Inc.(a)
		12,020

Capital Markets
1,300	E*Trade Financial Corp.(a)	14,391

Chemicals 1.6%
1,800	Air Products & Chemicals, Inc.	93,150
7,100	Dow Chemical Co.	283,219
2,000	Eastman Chemical Co.	89,360
400	Monsanto Co.	14,504
1,000	PPG Industries, Inc.	58,950
6,800	Praxair, Inc.	268,260
3,600	Rohm & Haas Co.	141,120

		948,563

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Commercial Banks 7.0%
200	AmSouth Bancorp	$4,906
12,400	Bank of America Corp.	1,054,124
13,100	Bank of New York Co., Inc. (The)	376,363
700	Compass Bancshares, Inc.	30,863
2,900	First Horizon National Corp.	125,715
3,600	GreenPoint Financial Corp.	146,268
16,770	KeyCorp.	506,119
300	Marshall & Ilsley Corp.	11,523
2,200	Mellon Financial Corp.	60,456
3,300	National City Corp.	120,450
600	National Commerce Financial Corp.	19,500
3,000	North Fork Bancorporation, Inc.	117,150
1,100	SouthTrust Corp.	42,669
2,900	SunTrust Banks, Inc.	191,255
7,120	UnionBanCal Corp.	413,316
10,600	Wachovia Corp.	469,686
10,400	Wells Fargo & Co.	597,064

		4,287,427

Commercial Services & Supplies 2.3%
28,700	Cendant Corp.(a)	656,656
26,740	Waste Management, Inc.	752,464

		1,409,120

Communications Equipment 0.1%
2,600	Motorola, Inc.	41,418
100	QUALCOMM, Inc.(a)	6,908

		48,326

Computers & Peripherals 0.4%
4,200	Dell, Inc.(a)	148,974
600	Lexmark International, Inc.(a)	53,100
1,700	Mercury Interactive Corp.(a)	62,152

		264,226

Consumer Products 0.4%
4,200	Procter & Gamble Co.	219,030

Cosmetics & Toiletries 0.1%
1,900	Gillette Co.	74,062

See Notes to Financial Statements.

Strategic Partners Large Capitalization Value Fund	41

Strategic Partners Large Capitalization Value Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Diversified Manufacturing 0.1%
1,100	SPX Corp.	$45,045

Diversified Telecommunication Services 0.1%
2,400	Sprint Corp. (FON Group)	44,832

Electric Utilities 8.3%
12,900	Alliant Energy Corp.	334,239
14,014	American Electric Power Co., Inc.	435,976
1,700	Constellation Energy Group, Inc.	65,535
1,000	Edison International	26,800
13,500	Entergy Corp.	776,250
25,308	FirstEnergy Corp.	989,543
3,800	FPL Group, Inc.	255,854
48,200	General Electric Co.	1,602,649
5,200	NiSource, Inc.	107,640
2,800	PG&E Corp.(a)	79,912
2,200	Pinnacle West Capital Corp.	89,100
3,900	PPL Corp.	180,765
800	TXU Corp.	31,728
7,200	Xcel Energy, Inc.	123,120

		5,099,111

Electrical Equipment 0.2%
1,800	Cooper Industries Ltd. (Class A shares)	102,366

Electronics 0.1%
2,300	Altera Corp.(a)	47,886

Exchange Traded Funds 0.9%
2,570	iShares Russell 1000 Value Index Fund	152,401
3,400	Standard & Poor’s Depositary Receipts Trust Series I	376,788

		529,189

Financial Services 7.3%
7,900	Charles Schwab Corp. (The)	69,362
31,100	CIT Group, Inc.	1,081,036
31,000	Citigroup, Inc.	1,366,790
3,600	Countrywide Credit Industries, Inc.	259,560
700	Doral Financial Corp. (Puerto Rico)	27,475
2,600	Goldman Sachs Group, Inc.	229,294
1,500	Legg Mason, Inc.	117,810
1,300	MBIA, Inc.	70,174

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

10,500	Morgan Stanley	$517,965
20,500	Principal Financial Group, Inc. (The)	696,795

		4,436,261

Food & Staples Retailing 0.9%
21,500	Albertson’s, Inc.	524,385
1,000	Costco Wholesale Corp.	40,660

		565,045

Food Products 1.5%
7,700	Coca-Cola Co.	337,722
100	H.J. Heinz Co.	3,689
10,700	Kraft Foods, Inc. (Class A shares)	326,885
1,400	PepsiCo, Inc.	70,000
8,700	Sara Lee Corp.	191,052

		929,348

Gas & Pipeline Utilities 0.2%
1,300	Valero Energy Corp.	97,396

Health Care Equipment & Supplies 0.7%
500	Amgen, Inc.(a)	28,440
1,300	Boston Scientific Corp.(a)	49,738
800	Gilead Sciences, Inc.(a)	51,712
1,800	Guidant Corp.(a)	99,576
1,400	Human Genome Sciences, Inc.(a)	14,035
800	MedImmune, Inc.(a)	18,432
1,100	Merck & Co., Inc.	49,885
1,600	Pfizer, Inc.	51,136
1,700	Wyeth	60,180

		423,134

Health Care Providers & Services 4.9%
17,800	Aetna, Inc.	1,527,240
3,000	Anthem, Inc.(a)	247,410
8,800	HCA, Inc.	340,120
900	Sepracor, Inc.(a)	41,373
67,500	Tenet Healthcare Corp.(a)	754,650
3,100	Watson Pharmaceuticals, Inc.(a)	78,151

		2,988,944

See Notes to Financial Statements.

Strategic Partners Large Capitalization Value Fund	43

Strategic Partners Large Capitalization Value Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Homebuilding 0.4%
3,100	D.R. Horton, Inc.	$85,653
1,300	KB HOME	83,265
1,100	Pulte Homes, Inc.	60,093

		229,011

Hotels, Restaurants & Leisure 3.9%
24,500	Caesars Entertainment, Inc.(a)	360,885
600	Carnival Corp.	27,966
4,400	Hilton Hotels Corp.	78,452
9,000	Mandalay Resort Group	607,500
12,000	McDonald’s Corp.	330,000
1,700	Starwood Hotels & Resorts Worldwide, Inc.	76,500
1,000	Wendy’s International, Inc.	35,770
22,600	Yum! Brands, Inc.	867,614

		2,384,687

Household Durables 2.0%
2,300	Centex Corp.	97,566
22,400	Lennar Corp. (Class A shares)	956,032
1,740	Lennar Corp. (Class B shares)	69,061
4,300	Masco Corp.	130,032

		1,252,691

Industrial Conglomerates 2.5%
13,900	Hewlett-Packard Co.	280,085
1,200	International Business Machines Corp.	104,484
800	ITT Industries, Inc.	63,960
400	NCR Corp.(a)	18,572
12,900	Oracle Corp.(a)	135,579
30,700	Tyco International Ltd. (Bermuda)	951,700

		1,554,380

Industrial Machinery 0.5%
2,000	Deere & Co.	125,620
2,900	Eaton Corp.	187,456

		313,076

Insurance 10.0%
16,500	Allmerica Financial Corp.(a)	491,865
28,400	Allstate Corp. (The)	1,337,071
3,500	Ambac Financial Group, Inc.	248,885

See Notes to Financial Statements.

44	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

900	Assurant, Inc.	$21,960
6,300	Genworth Financial, Inc.(a)	143,262
5,000	Hartford Financial Services Group, Inc. (The)	325,500
37,390	MetLife, Inc.	1,333,701
900	Progressive Corp. (The)	68,958
1,600	Protective Life Corp.	58,000
25,350	St. Paul Cos., Inc.	939,725
2,000	Torchmark Corp.	104,560
66,600	UnumProvident Corp.	1,062,270

		6,135,757

Internet 0.1%
2,000	Juniper Networks, Inc.(a)	45,920

IT Services 3.0%
2,600	Computer Sciences Corp.(a)	122,850
90,700	Electronic Data Systems Corp.	1,676,136
4,900	Sun Microsystems, Inc.(a)	19,355
100	SunGard Data Systems, Inc.(a)	2,331

		1,820,672

Leisure Equipment & Products 0.9%
20,600	Eastman Kodak Co.	545,694

Media 2.5%
1,200	E.W. Scripps Co. (Class A shares)	122,904
1,000	EchoStar Communications Corp. (Class A shares)(a)	27,720
6,900	Fox Entertainment Group, Inc. (Class A shares)(a)	186,507
3,600	Gannett Co., Inc.	299,304
300	Knight-Ridder, Inc.	19,737
9,500	Liberty Media Corp. (Class A shares)(a)	80,560
10,700	Time Warner, Inc.(a)	178,155
14,300	Viacom, Inc. (Class B shares)	480,337
5,900	Walt Disney Co.	136,231

		1,531,455

Metals & Mining 1.5%
21,372	Alcoa, Inc.	684,545
5,900	United States Steel Corp.	225,026

		909,571

Multi-Utilities 0.2%
3,100	SCANA Corp.	113,522

See Notes to Financial Statements.

Strategic Partners Large Capitalization Value Fund	45

Strategic Partners Large Capitalization Value Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Multi-Utilities & Unregulated Power
5,200	Dynegy, Inc. (Class A shares)(a)(a)	$21,840

Multiline Retail 4.0%
17,400	J.C. Penney Co., Inc.	696,000
46,980	Sears, Roebuck & Co.	1,723,226

		2,419,226

Oil & Gas 2.4%
2,300	Baker Hughes, Inc.	92,690
9,788	Sunoco, Inc.	667,248
14,400	Teekay Shipping Corp. (Marshall Islands)	572,832
4,400	Unocal Corp.	170,544

		1,503,314

Oil Field Equipment & Services 5.0%
800	Anadarko Petroleum Corp.	47,832
2,100	Chesapeake Energy Corp.	32,235
5,500	ChevronTexaco Corp.	526,075
6,100	ConocoPhillips	480,497
2,700	Devon Energy Corp.	187,623
35,000	Exxon Mobil Corp.	1,620,500
900	Occidental Petroleum Corp.	44,343
3,500	Pride International, Inc.(a)	63,000
900	Rowan Cos., Inc.(a)	21,978

		3,024,083

Paper & Forest Products 0.9%
2,100	Georgia-Pacific Group	70,560
500	Smurfit-Stone Container Corp.(a)	9,305
400	Temple-Inland, Inc.	27,300
6,700	Weyerhaeuser Co.	415,400

		522,565

Pharmaceuticals 0.2%
2,700	Forest Laboratories, Inc.(a)	135,783
100	Medicis Pharmaceutical Corp. (Class A shares)	3,577

		139,360

Railroads & Equipment 0.6%
400	CSX Corp.	12,520
7,200	Norfolk Southern Corp.	192,168

See Notes to Financial Statements.

46	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

2,800	Union Pacific Corp.	$157,752

		362,440

Real Estate 0.1%
200	CenterPoint Properties Trust	7,676
1,500	Kimco Realty Corp.	72,150

		79,826

Real Estate Investment Trust 2.2%
11,800	Apartment Investment & Management Co.	377,246
400	Camden Property Trust	18,000
1,100	CarrAmerica Realty Corp.	33,539
1,800	Duke Realty Corp.	55,368
7,000	Equity Office Properties Trust	181,650
1,600	Equity Residential	47,280
1,500	General Growth Properties, Inc.	45,120
1,100	Mack-Cali Realty Corp.	44,990
100	Mills Corp.	4,560
9,960	Plum Creek Timber Co., Inc.	312,545
3,200	ProLogis Trust	108,928
1,500	Rouse Co. (The)	73,200
1,100	United Dominion Realty Trust, Inc.	21,329

		1,323,755

Retailing 0.9%
900	Abercrombie & Fitch Co. (Class A shares)(a)	33,192
200	CVS Corp.	8,374
3,300	Federated Department Stores, Inc.(a)	158,136
2,900	Home Depot, Inc. (The)	97,788
1,400	Kohl’s Corp.(a)	64,064
1,900	Lowe’s Cos., Inc.	92,568
3,000	May Department Stores Co. (The)	79,590

		533,712

Semiconductors & Semiconductor Equipment 0.1%
1,900	Intersil Corp. (Class A shares)	34,903
300	Novellus Systems, Inc.(a)	8,100

		43,003

Software 2.8%
53,600	Computer Associates International, Inc.	1,352,864
9,800	Microsoft Corp.	278,908
700	Take-Two Interactive Software, Inc.(a)	21,924

See Notes to Financial Statements.

Strategic Partners Large Capitalization Value Fund	47

Strategic Partners Large Capitalization Value Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

2,600	VERITAS Software Corp.(a)	$49,556

		1,703,252

Specialty Retail 0.1%
900	Gap, Inc. (The)	20,430
500	Ross Stores, Inc.	11,575

		32,005

Supplier & Networking Equipment 0.2%
17,800	Lucent Technologies, Inc.(a)	54,290
4,900	Tellabs, Inc.(a)	43,659

		97,949

Telecommunications 2.8%
3,548	AT&T Corp.	53,575
5,200	AT&T Wireless Services, Inc.(a)	75,088
4,100	BellSouth Corp.	111,069
1,400	Corning, Inc.(a)	17,304
4,600	Nextel Communications, Inc.(a)	104,696
20,300	SBC Communications, Inc.	514,402
21,600	Verizon Communications, Inc.	832,464

		1,708,598

Textiles, Apparel & Luxury Goods 0.7%
10,900	Jones Apparel Group, Inc.(a)	407,115
600	Nike, Inc. (Class B shares)	43,626

		450,741

Thrifts & Mortgage Finance 3.0%
700	Astoria Financial Corp.	23,912
14,200	Freddie Mac	913,202
23,255	Washington Mutual, Inc.	902,294

		1,839,408

Tobacco 3.2%
40,740	Altria Group, Inc.	1,939,224

Toys & Sporting Goods 0.1%
4,200	Hasbro, Inc.	76,314

Trading Companies & Distributors 0.1%
600	W.W. Grainger, Inc.	31,770

See Notes to Financial Statements.

48	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Utilities—Gas & Electric 0.8%
5,800	Consolidated Edison, Inc.	$237,626
3,000	Dominion Resources, Inc.	190,380
2,100	Wisconsin Energy Corp.	67,515

		495,521

	Total long-term investments (cost $49,840,246)	60,669,634

SHORT-TERM INVESTMENT 0.8%

Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series
467,380	(cost $467,380; Note 3)	467,380

	Total Investments 100.3% (cost $50,307,626; Note 5)	61,137,014
	Liabilities in excess of other assets (0.3%)	(200,177)

	Net Assets 100.0%	$60,936,837

(a)	Non-income producing security.

See Notes to Financial Statements.

Strategic Partners Large Capitalization Value Fund	49

Strategic Partners Large Cap Value Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2004 were as follows:

Insurance	10.0%
Electric Utilities	8.3
Financial Services	7.3
Commercial Banks	7.0
Oil Field Equipment & Services	5.0
Health Care Providers & Services	4.9
Multiline Retail	4.0
Hotels, Restaurants & Leisure	3.9
Aerospace/Defense	3.4
Tobacco	3.2
IT Services	3.0
Thrifts & Mortgage Finance	3.0
Software	2.8
Telecommunications	2.8
Industrial Conglomerates	2.5
Media	2.5
Oil & Gas	2.4
Commercial Services & Supplies	2.3
Real Estate Investment Trust	2.2
Household Durables	2.0
Chemicals	1.6
Food Products	1.5
Metals & Mining	1.5
Exchange Traded Funds	0.9
Food & Staples Retailing	0.9
Leisure Equipment & Products	0.9
Paper & Forest Products	0.9
Retailing	0.9
Mutual Fund	0.8
Utilities—Gas & Electric	0.8
Automobiles	0.7
Health Care Equipment & Supplies	0.7
Textiles, Apparel & Luxury Goods	0.7
Automotive Components	0.6
Railroads & Equipment	0.6
Industrial Machinery	0.5
Computers & Peripherals	0.4
Consumer Products	0.4
Homebuilding	0.4
Electrical Equipment	0.2
Gas & Pipeline Utilities	0.2
Multi—Utilities	0.2
Pharmaceuticals	0.2
Supplier & Networking Equipment	0.2

See Notes to Financial Statements.

50	Visit our website at www.strategicpartners.com

Communications Equipment	0.1%
Cosmetics & Toiletries	0.1
Diversified Manufacturing	0.1
Diversified Telecommunication Services	0.1
Electronics	0.1
Internet	0.1
Real Estate	0.1
Semiconductors & Semiconductor Equipment	0.1
Specialty Retail	0.1
Toys & Sporting Goods	0.1
Trading Companies & Distributors	0.1

100.3
Liabilities in excess of other assets	(0.3)

100.0%

See Notes to Financial Statements.

Strategic Partners Large Cap Value Fund	51

Strategic Partners Small Capitalization Growth Fund

Portfolio of Investments

as of July 31, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.6%
COMMON STOCKS

Aerospace & Defense 1.8%
2,650	Applied Signal Technology, Inc.	$91,611
2,950	Ceradyne, Inc.(a)	113,192
2,400	Engineered Support Systems, Inc.	134,567

		339,370

Automobiles 1.2%
3,704	Monaco Coach Corp.	89,933
3,777	Winnebago Industries, Inc.	139,183

		229,116

Banks 3.3%
3,228	Investors Financial Services Corp.	147,455
8,800	Nara Bancorp., Inc.	157,344
3,520	PrivateBancorp., Inc.	98,560
6,180	Southwest Bancorp of Texas, Inc.	125,763
2,052	WinTrust Financial Corp.	108,818

		637,940

Biotechnology 2.0%
5,700	Cypress Bioscience, Inc.(a)	56,943
7,200	Discovery Laboratories, Inc.(a)	55,368
1,938	Idexx Laboratories, Inc.(a)	97,656
1,153	Nabi Biopharmaceuticals(a)	13,317
14,200	Oscient Pharmaceuticals Corp.(a)	62,764
3,300	QLT, Inc. (Canada)(a)	59,235
3,100	Rigel Pharmaceuticals, Inc.(a)	42,315

		387,598

Building & Construction 0.7%
3,224	Toll Brothers, lnc.(a)	128,122

Business Services 3.0%
8,328	FTI Consulting, Inc.(a)	143,741
1,540	Hewitt Associates, Inc. (Class A shares)(a)	41,118
14,400	Kforce, Inc.(a)	126,720
7,850	Marlin Business Services, Inc.(a)	129,211
6,600	Navigant Consulting, Inc.(a)	138,270

		579,060

See Notes to Financial Statements.

52	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Capital Markets 0.5%
2,250	Piper Jaffray Cos., Inc.(a)	$91,688

Commercial Services & Supplies 2.6%
7,007	Fair Isaac Corp.	200,260
3,630	Laureate Education, Inc.(a)	128,139
6,000	Providence Service Corp. (The)(a)	113,670
15,700	ThermoGenesis Corp.(a)	65,155

		507,224

Communications Equipment 2.7%
10,016	Andrew Corp.(a)	108,674
2,962	Black Box Corp.	112,555
7,900	Carrier Access Corp.(a)	58,776
3,278	Inter-Tel, Inc.	71,100
28,600	NTN Communications, Inc.(a)	62,920
3,850	SafeNet, Inc.(a)	111,881

		525,906

Computer Services 1.7%
18,900	Citadel Security Software, Inc.(a)	43,470
13,800	CNET Networks, Inc.(a)	125,994
7,050	Merge Technologies, Inc.(a)	96,233
7,700	NetSolve, Inc.(a)	62,062

		327,759

Computers & Business Equipment 1.8%
7,827	Avocent Corp.(a)	234,340
17,750	Digitas, Inc.(a)	118,748

		353,088

Computers & Peripherals 0.4%
5,950	M-Systems Flash Disk Pioneers, Ltd. (Israel)(a)	82,699

Construction & Engineering 1.0%
4,619	Jacobs Engineering Group, Inc.(a)	184,668

Drugs & Healthcare 0.1%
19,550	Durect Corp.(a)	26,588

Electronics & Electronic Components 4.8%
4,100	BEI Technologies, Inc.	98,441
8,927	Benchmark Electronics, Inc.(a)	255,133

See Notes to Financial Statements.

Strategic Partners Small Capitalization Growth Fund	53

Strategic Partners Small Capitalization Growth Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

2,983	Global Imaging Systems, Inc.(a)	$90,474
4,238	Photon Dynamics, Inc.(a)	116,503
3,539	Rogers Corp.(a)	175,004
5,990	Semtech Corp.(a)	118,902
17,700	SRS Labs, Inc.(a)	83,526

		937,983

Energy Equipment & Services 2.5%
2,255	Cooper Cameron Corp.(a)	115,208
4,390	Maverick Tube Corp.(a)	126,608
8,200	Patterson-UTI Energy, Inc.	149,485
4,150	Varco International, Inc.(a)	100,306

		491,607

Exchange Traded Fund 1.7%
5,800	iShares Russell 2000 Growth Index Fund	330,426

Financial Services 3.4%
3,621	Affiliated Managers Group, Inc.(a)	166,240
5,627	Financial Federal Corp.(a)	180,965
2,419	Gabelli Asset Management, Inc. (Class A shares)	93,664
4,310	Jefferies Group, Inc.	135,075
3,800	Saxon Capital, Inc.(a)	89,376

		665,320

Food & Beverages 0.9%
3,285	Performance Food Group Co.(a)	81,402
6,495	SunOpta, Inc. (Canada)(a)	47,414
3,405	Wild Oats Markets, Inc.(a)	42,903

		171,719

Gaming 1.9%
7,139	Alliance Gaming Corp.(a)	101,588
5,640	Multimedia Games, Inc. (Class A shares)(a)	106,765
9,250	Scientific Games Corp.(a)	164,743

		373,096

Health Care Equipment & Supplies 5.9%
3,488	Advanced Neuromodulation Systems, Inc.(a)	111,790
2,600	ArthroCare Corp.(a)	69,238
952	Biosite, Inc.(a)	42,069
5,750	Closure Medical Corp.(a)	107,870
1,641	Cyberonics, Inc.(a)	45,915

See Notes to Financial Statements.

54	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

4,696	Edwards Lifesciences Corp.(a)	$165,159
7,600	Endocardial Solutions, Inc.(a)	70,148
4,700	Hologic, Inc.(a)	93,624
5,400	Kindred Healthcare, Inc.(a)	130,950
6,946	Priority Healthcare Corp. (Class B shares)(a)	155,590
16,900	Spectranetics Corp. (The)(a)	92,950
5,850	Thoratec Corp.(a)	59,670

		1,144,973

Health Care Providers & Services 1.9%
4,700	America Service Group, Inc.(a)	166,521
1,768	AmSurg Corp.(a)	41,990
2,430	LifePoint Hospitals, Inc.(a)	81,186
1,793	NDCHealth Corp.	37,671
4,280	PSS World Medical, Inc.(a)	41,901

		369,269

Hotels, Restaurants & Leisure 1.9%
9,829	RARE Hospitality International, Inc.(a)	277,276
2,963	Ruby Tuesday, Inc.	85,601

		362,877

Insurance 3.7%
5,900	Affirmative Insurance Holdings, Inc.(a)	89,680
5,982	American Medical Security Group, Inc.(a)	152,003
4,692	Infinity Property & Casualty Corp.	135,036
4,595	LabOne, Inc.(a)	135,598
3,200	ProAssurance Corp.(a)	101,408
4,600	Scottish Reinsurance Group Ltd. (The) (Cayman Islands)	93,840

		707,565

Internet Software & Services 4.0%
5,550	Digital Insight Corp.(a)	82,307
5,400	FindWhat.com(a)	88,020
4,700	InfoSpace, Inc.(a)	176,062
4,500	j2 Global Communications, Inc.(a)	114,795
10,800	Keynote Systems, Inc.(a)	142,236
8,800	Lionbridge Technologies, Inc.(a)	65,472
5,550	Radware, Ltd. (Israel)(a)	99,234

		768,126

See Notes to Financial Statements.

Strategic Partners Small Capitalization Growth Fund	55

Strategic Partners Small Capitalization Growth Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

IT Services 0.9%
14,378	Ciber, Inc.(a)	$107,835
5,100	Sypris Solutions, Inc.	63,444

		171,279

Leisure Equipment & Products 0.7%
9,000	K2, Inc.(a)	128,250

Machinery 0.6%
4,100	Wabash National Corp.(a)	118,408

Media 6.3%
5,906	Cox Radio, Inc.(a)	102,351
7,626	Emmis Communications Corp.(a)	150,385
10,415	Entravision Communications Corp. (Class A shares)(a)	73,634
2,188	Getty Images, Inc.(a)	119,509
22,100	Image Entertainment, Inc.(a)	87,074
8,652	Insight Communications Co., Inc.(a)	76,138
6,200	JupiterMedia Corp.(a)	68,820
12,034	Mediacom Communications Corp. (Class A shares)(a)	79,063
21,813	ValueClick, Inc.(a)	226,418
20,060	ValueVision Media, Inc. (Class A shares)(a)	231,893

		1,215,285

Medical Products & Services 2.1%
3,305	American Medical Systems Holdings, Inc.(a)	105,165
2,631	INAMED Corp.(a)	142,548
3,840	Intuitive Surgical, Inc.(a)	87,859
17,100	Orthovita, Inc.(a)	77,805

		413,377

Oil & Gas 4.8%
6,675	Cal Dive International, Inc.(a)	206,925
1,635	Forest Oil Corp.(a)	46,254
25,600	Grey Wolf, Inc.(a)	114,944
2,760	Hydril Co.(a)	98,394
7,950	Oil States International, Inc.(a)	130,857
12,000	Superior Energy Services, Inc.(a)	134,160
4,000	Unit Corp.(a)	129,000
2,200	Western Gas Resoures, Inc.	74,118

		934,652

See Notes to Financial Statements.

56	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Pharmaceuticals 2.5%
4,400	Alexion Pharmaceuticals, Inc.(a)	$70,048
2,350	Atherogenics, Inc.(a)	33,793
2,100	Atrix Laboratories, Inc.(a)	67,641
4,000	Bradley Pharmaceuticals, Inc.(a)	94,160
6,360	Connetics Corp.(a)	175,091
3,513	Enzon Pharmaceuticals, Inc.(a)	43,596

		484,329

Retail 3.3%
4,433	99 Cents Only Stores, Inc.(a)	63,525
10,400	EzCorp., Inc.	78,447
5,118	Fred’s, Inc.	92,380
2,350	Guitar Center, Inc.(a)	105,633
3,600	Jos. A. Bank Clothiers, Inc.(a)	110,628
4,716	Linens ‘n Things, Inc.(a)	125,539
2,262	PETCO Animal Supplies, Inc.(a)	67,566

		643,718

Road & Rail 0.7%
4,450	Old Dominion Freight Line, Inc.(a)	129,139

Semiconductors & Semiconductor Equipment 5.4%
4,400	Artisan Components, Inc.(a)	107,052
2,500	FormFactor, Inc.(a)	50,200
7,217	Intersils Corp.	132,576
16,428	Kopin Corp.(a)	62,919
21,500	LogicVision, Inc.(a)	46,655
5,800	Mykrolis Corp.(a)	58,000
8,700	O2Micro International Ltd. (Cayman Islands)(a)	111,969
3,550	Power Integrations, Inc.(a)	71,639
4,800	Sigmatel, Inc.(a)	73,296
7,200	Silicon Image, Inc.(a)	86,328
2,444	Silicon Laboratories, Inc.(a)	86,249
5,100	Trident Microsystems, Inc.(a)	62,271
5,800	Zoran Corp.(a)	102,602

		1,051,756

Software 7.0%
3,687	Altiris, Inc.(a)	92,581
5,740	Catapult Communications Corp.(a)	110,208
8,030	Embarcadero Technologies, Inc.(a)	61,028
3,573	FactSet Research Systems, Inc.	154,174
4,244	Hyperion Solutions Corp.(a)	174,088

See Notes to Financial Statements.

Strategic Partners Small Capitalization Growth Fund	57

Strategic Partners Small Capitalization Growth Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

16,589	Informatica Corp.(a)	$100,695
4,149	Jack Henry & Associates, Inc.	79,868
9,570	Keane, Inc.(a)	141,349
3,034	Kronos, Inc.(a)	133,253
2,487	Macrovision Corp.(a)	53,819
5,000	Open Solutions, Inc.(a)	113,200
4,809	SERENA Software, Inc.(a)	74,059
12,500	Synplicity, Inc.(a)	63,250

		1,351,572

Specialty Retail 3.2%
5,050	Aaron Rents, Inc. (Class B shares)	162,206
15,100	Casual Male Retail Group, Inc.(a)	92,714
4,310	Cost Plus, Inc.(a)	144,213
2,050	Peet’s Coffee & Tea, Inc.(a)	49,692
3,100	TBC Corp.(a)	74,183
2,790	Tractor Supply Co.(a)	101,165

		624,173

Textiles, Apparel & Luxury Goods 1.5%
13,189	Ashworth, Inc.(a)	114,085
6,200	Charlotte Russe Holdings, Inc.(a)	127,348
1,420	Oxford Industries, Inc.	56,189

		297,622

Transportation 2.2%
5,600	Dynamex, Inc.(a)	87,080
6,437	Forward Air Corp.(a)	255,613
5,200	Vitran Corp., Inc. (Class A shares) (Canada)(a)	83,668

		426,361

	Total long-term investments (cost $18,462,034)	18,713,708

SHORT-TERM INVESTMENT 3.2%

Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series
627,553	(cost $627,553; Note 3)	627,553

	Total Investments 99.8% (cost $19,089,587; Note 5)	19,341,261
	Other assets in excess of liabilities 0.2%	37,384

	Net Assets 100.0%	$19,378,645

(a)	Non-income producing security.

See Notes to Financial Statements.

58	Visit our website at www.strategicpartners.com

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2004 were as follows:

Software	7.0%
Media	6.3
Health Care Equipment & Supplies	5.9
Semiconductors & Semiconductor Equipment	5.4
Electronics & Electronic Components	4.8
Oil & Gas	4.8
Internet Software & Services	4.0
Insurance	3.7
Financial Services	3.4
Retail	3.3
Banks	3.3
Mutual Fund	3.2
Specialty Retail	3.2
Business Services	3.0
Communications Equipment	2.7
Commercial Services & Supplies	2.6
Energy Equipment & Services	2.5
Pharmaceuticals	2.5
Transportation	2.2
Medical Products & Services	2.1
Biotechnology	2.0
Gaming	1.9
Health Care Providers & Services	1.9
Hotels, Restaurants & Leisure	1.9
Computers & Business Equipment	1.8
Aerospace & Defense	1.8
Exchange Traded Fund	1.7
Computer Services	1.7
Textiles, Apparel & Luxury Goods	1.5
Automobiles	1.2
Construction & Engineering	1.0
Food & Beverages	0.9
IT Services	0.9
Road & Rail	0.7
Leisure Equipment & Products	0.7
Building & Construction	0.7
Machinery	0.6
Capital Markets	0.5
Computers & Peripherals	0.4
Drugs & Healthcare	0.1

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

Strategic Partners Small Capitalization Growth Fund	59

Strategic Partners Small Capitalization Value Fund

Portfolio of Investments

as of July 31, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 87.0%
COMMON STOCKS

Aerospace/Defense 1.6%
6,000	Curtiss-Wright Corp.	$322,500
10,650	Moog, Inc. (Class A shares)(a)	387,341
5,700	Precision Castparts Corp.	321,081

		1,030,922

Airlines 0.3%
15,700	SkyWest, Inc.	221,841

Auto Related 2.5%
11,000	ArvinMeritor, Inc.	218,570
22,100	CSK Auto Corp.(a)	306,085
13,800	Snap-on, Inc.	443,118
10,500	United Auto Group, Inc.	288,120
9,000	Winnebago Industries, Inc.	331,650

		1,587,543

Banks & Savings & Loans 4.0%
7,400	Astoria Financial Corp.	252,784
16,000	Bancorpsouth, Inc.	337,920
23,600	BankUnited Financial Corp. (Class A shares)(a)	633,424
7,900	Chittenden Corp.	268,363
4,800	Commerce Bancorp., Inc.	241,632
8,700	Commercial Federal Corp.	229,071
4,300	Hibernia Corp. (Class A shares)	108,790
11,970	Old National Bancorp.	284,886
10,000	Susquehanna Bancshares, Inc.	232,700

		2,589,570

Beverages 0.9%
4,000	Adolph Coors Co.	275,040
14,700	Pepsiamericas, Inc.	275,919

		550,959

Biotechnology 0.5%
26,819	Nabi Biopharmaceuticals(a)	309,759

Building Products 0.4%
13,800	Lennox International, Inc.	243,156

See Notes to Financial Statements.

60	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Business Services 2.4%
41,100	Administaff, Inc.(a)	$546,630
10,000	Global Payments, Inc.	456,500
10,000	Kelly Services, Inc. (Class A shares)	271,300
13,800	NDCHealth Corp.	289,938

		1,564,368

Chemicals 2.9%
8,800	Lubrizol Corp.	304,744
22,900	Methanex Corp. (Canada)	280,754
18,000	RPM International, Inc.	270,900
6,800	Scotts Co. (Class A shares)(a)	414,800
14,500	Sensient Technologies Corp.	299,280
6,600	Valspar Corp. (The)	323,400

		1,893,878

Commercial Banks 0.1%
1,200	Hudson United Bancorp.	41,100

Commercial Services & Supplies 1.2%
34,800	Allied Waste Industries, Inc.(a)	321,552
5,900	Banta Corp.	234,289
8,800	Harland (John H.) Co.	249,128

		804,969

Containers & Packaging 0.4%
18,500	Rock-Tenn Co. (Class A shares)	262,145

Diversified Financial Services 5.1%
12,500	Accredited Home Lenders Holding Co.(a)	391,563
39,100	AmeriCredit Corp.(a)	746,810
13,600	Eaton Vance Corp.	515,984
10,000	GATX Corp.	254,800
18,800	Jefferies Group, Inc.	589,192
21,600	Raymond James Financial, Inc.	504,792
2,000	Student Loan Corp.	280,500

		3,283,641

Diversified Manufacturing 0.7%
15,200	Watsco, Inc.	444,448

See Notes to Financial Statements.

Strategic Partners Small Capitalization Value Fund	61

Strategic Partners Small Capitalization Value Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Drugs & Healthcare 8.1%
8,925	Barr Pharmaceuticals, Inc.(a)	$306,574
18,600	Chattem, Inc.(a)	535,866
15,200	Cooper Cos., Inc.	903,639
18,700	Covance, Inc.(a)	686,103
24,300	K-V Pharmaceutical Co.(a)	449,793
1,900	Lincare Holdings, Inc.(a)	60,686
12,000	Owens & Minor, Inc.	308,040
12,700	Pediatrix Medical Group, Inc.(a)	803,148
21,400	Pharmaceutical Product Development, Inc.(a)	750,284
21,700	Serologicals Corp.(a)	425,320

		5,229,453

Electric Utilities 1.4%
13,100	Cleco Corp.	225,975
33,150	PNM Resources, Inc.	690,846

		916,821

Electrical Equipment 0.7%
10,400	Acuity Brands, Inc.	248,040
10,800	Regal-Beloit Corp.	226,800

		474,840

Electronic Equipment & Instruments 0.1%
4,000	Checkpoint Systems, Inc.(a)	68,840

Electronics 3.0%
20,400	FLIR Systems, Inc.(a)	1,298,052
9,300	Lincoln Electric Holdings, Inc.	316,293
47,500	Sanmina-SCI Corp.(a)	348,650

		1,962,995

Energy Equipment & Services 0.5%
11,500	Tidewater, Inc.	349,025

Food & Staples Retailing 0.8%
14,800	Casey’s General Stores, Inc.	239,464
13,700	Ruddick Corp.	267,972

		507,436

Food Products 2.0%
6,600	Corn Products International, Inc.	284,592
9,100	Fresh Del Monte Produce, Inc. (Cayman Islands)	241,605

See Notes to Financial Statements.

62	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

5,400	Lancaster Colony Corp.	$217,512
14,000	Loews Corp.—Carolina Group	332,640
5,000	Universal Corporation VA	241,150

		1,317,499

Gas Utilities 2.4%
10,800	Atmos Energy Corp.	271,836
12,300	Cascade Natural Gas Corp.	247,107
7,500	Nicor, Inc.	248,325
7,400	Northwest Natural Gas Co.	217,412
7,100	Peoples Energy Corp.	276,900
9,500	WGL Holdings, Inc.	260,680

		1,522,260

Health Care Equipment & Supplies 0.7%
9,200	Arrow International, Inc.	255,024
5,600	Invacare Corp.	227,080

		482,104

Health Care Providers & Services 1.0%
10,700	Accredo Health, Inc.(a)	346,680
25,000	Select Medical Corp.	321,000

		667,680

Homebuilders 1.6%
90	D.R. Horton, Inc.	2,487
26,400	Hovnanian Enterprises, Inc. (Class A shares)(a)	819,192
6,300	M/I Homes, Inc.	239,337

		1,061,016

Hotels, Restaurants & Leisure 2.7%
7,800	Bob Evans Farms, Inc.	207,636
10,400	Brinker International, Inc.(a)	372,424
9,600	CEC Entertainment, Inc.(a)	348,960
14,800	Intrawest Corp. (Canada)	239,760
9,000	Landry’s Restaurants, Inc.	272,070
13,500	Sonic Corp.(a)	310,500

		1,751,350

Household Durables 4.2%
19,200	Harman International Industries, Inc.	1,646,016
17,000	Maytag Corp.	348,500
3,850	MDC Holdings, Inc.	258,528

See Notes to Financial Statements.

Strategic Partners Small Capitalization Value Fund	63

Strategic Partners Small Capitalization Value Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

6,500	Meritage Corp.(a)	$402,350
2,400	Russ Berrie & Co., Inc.	45,696

		2,701,090

Industrial Conglomerates 1.1%
18,000	Chicago Bridge & Iron Co. N.V. (Netherlands)	525,420
4,900	Teleflex, Inc.	217,805

		743,225

Insurance 4.2%
9,400	American Financial Group, Inc.	279,086
6,200	AmerUs Group Co.	238,700
9,700	Commerce Group, Inc.	469,577
8,550	Delphi Financial Group, Inc. (Class A shares)	346,703
9,000	Landamerica Financial Group, Inc.	355,500
13,900	Philadelphia Consolidated Holding Corp.(a)	759,913
8,100	Protective Life Corp.	293,625

		2,743,104

Leisure 0.8%
18,100	WMS Industries, Inc.(a)	493,044

Leisure Equipment & Products 0.5%
28,000	Callaway Golf Co.	308,000

Machinery 3.1%
8,300	Albany International Corp. (Class A shares)	248,336
15,000	Barnes Group, Inc.	389,250
8,000	Crane Co.	222,560
5,600	Harsco Corp.	251,328
8,000	Tecumseh Products Co. (Class A shares)	326,640
9,900	Valmont Industries, Inc.	216,117
9,500	York International Corp.	338,010

		1,992,241

Marine 1.6%
7,300	Alexander & Baldwin, Inc.	240,024
12,700	Frontline, Ltd. (Bermuda)	487,045
7,800	Teekay Shipping Corp. (Bahamas)	310,284

		1,037,353

See Notes to Financial Statements.

64	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Media 1.1%
12,600	Handleman Co.	$270,522
43,600	Sinclair Broadcast Group, Inc. (Class A shares)	432,076

		702,598

Metals & Mining 1.9%
19,500	Agnico-Eagle Mines Ltd. (Canada)	257,985
8,700	Arch Coal, Inc.	293,799
18,500	Goldcorp, Inc. (Canada)	212,935
100	IPSCO, Inc. (Canada)	2,341
12,000	Massey Energy Co.	331,800
3,200	Quanex Corp.	145,600

		1,244,460

Multi-Utilities & Unregulated Power 2.3%
7,000	Energen Corp.	331,450
11,300	National Fuel Gas Co.	288,602
15,900	ONEOK, Inc.	333,900
11,000	Vectren Corp.	272,250
11,600	Westar Energy, Inc.	233,972

		1,460,174

Multimedia 0.4%
10,200	Scholastic Corp.(a)	280,602

Oil & Gas 5.8%
30,400	Cabot Oil & Gas Corp.	1,336,687
33,800	Chesapeake Energy Corp.	518,830
21,100	Range Resources Corp.	353,425
7,500	St. Mary Land & Exploration Co.	257,325
21,500	Swift Energy Co.(a)	487,835
7,100	UGI Corp.	229,969
16,000	Vintage Petroleum, Inc.	273,600
8,800	Western Gas Resoures, Inc.	296,472

		3,754,143

Paper & Forest Products 0.4%
6,700	Potlatch Corp.	268,603

Real Estate Investment Trusts 4.3%
13,300	Annaly Mortgage Management, Inc.	219,450
10,700	Entertainment Properties Trust	378,352
14,400	Equity One, Inc.	259,920

See Notes to Financial Statements.

Strategic Partners Small Capitalization Value Fund	65

Strategic Partners Small Capitalization Value Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

6,700	First Industrial Realty Trust, Inc.	$245,488
6,600	Healthcare Realty Trust, Inc.	238,392
23,200	HRPT Properties Trust	233,624
13,100	Nationwide Health Properties, Inc.	250,210
15,500	New Plan Excel Realty Trust	368,125
6,000	Shurgard Storage Centers, Inc.	222,000
7,800	SL Green Realty Corp.	382,980

		2,798,541

Retail 2.2%
11,800	Borders Group, Inc.	269,866
8,000	Brown Shoe Co., Inc.	257,840
11,200	Burlington Coat Factory Warehouse Corp.	203,168
12,300	Movie Gallery, Inc.	213,897
24,400	Phillips-Van Heusen Co.	462,868

		1,407,639

Road & Rail 0.9%
10,000	Arkansas Best Corp.	349,700
6,400	USF Corp.	227,200

		576,900

Telecommunications 1.9%
83,900	American Tower Corp. (Class A shares)(a)	1,213,194

Textiles, Apparel & Luxury Goods 0.8%
6,200	Kellwood Co.	248,930
13,500	Russell Corp.	238,815

		487,745

Thrifts & Mortgage Finance 0.9%
19,000	Fremont General Corp.	356,820
9,020	Washington Federal, Inc.	225,951

		582,771

Waste Management 0.6%
13,200	Republic Services, Inc.	377,520

	Total long-term investments (cost $45,138,510)	56,312,565

See Notes to Financial Statements.

66	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 15.2%

Mutual Fund
	Dryden Core Investment - Taxable Money Market Series
9,802,647	(cost $9,802,647; Note 3)	$9,802,647

	Total Investments 102.2% (cost $54,941,157; Note 5)	66,115,212
	Liabilities in excess of other assets (2.2%)	(1,391,881)

	Net Assets 100%	$64,723,331

(a)	Non-income producing security.

See Notes to Financial Statements.

Strategic Partners Small Capitalization Value Fund	67

Strategic Partners Small Capitalization Value Fund

Portfolio of Investments

as of July 31, 2004 Cont'd.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2004 were as follows:

Mutual Fund	15.2%
Drugs & Healthcare	8.1
Oil & Gas	5.8
Diversified Financial Services	5.1
Real Estate Investment Trusts	4.3
Insurance	4.2
Household Durables	4.2
Banks & Savings & Loans	4.0
Machinery	3.1
Electronics	3.0
Chemicals	2.9
Hotels, Restaurants & Leisure	2.7
Auto Related	2.5
Business Services	2.4
Gas Utilities	2.4
Multi-Utilities & Unregulated Power	2.3
Retail	2.2
Food Products	2.0
Metals & Mining	1.9
Telecommunications	1.9
Homebuilders	1.6
Marine	1.6
Aerospace/Defense	1.6
Electric Utilities	1.4
Commercial Services & Supplies	1.2
Industrial Conglomerates	1.1
Media	1.1
Health Care Providers & Services	1.0
Thrifts & Mortgage Finance	0.9
Road & Rail	0.9
Beverages	0.9
Food & Staples Retailing	0.8
Leisure	0.8
Textiles, Apparel & Luxury Goods	0.8
Health Care Equipment & Supplies	0.7
Electrical Equipment	0.7
Diversified Manufacturing	0.7
Waste Management	0.6
Energy Equipment & Services	0.5
Biotechnology	0.5
Leisure Equipment & Products	0.5
Multimedia	0.4
Paper & Forest Products	0.4
Containers & Packaging	0.4
Building Products	0.4
Airlines	0.3
Electronic Equipment & instruments	0.1
Commercial Banks	0.1

102.2
Liabilities in excess of other assets	(2.2)

100.0%

See Notes to Financial Statements.

68	Visit our website at www.strategicpartners.com

Strategic Partners Total Return Bond Fund

Portfolio of Investments

as of July 31, 2004

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

LONG-TERM INVESTMENTS 52.7%

ASSET-BACKED SECURITIES 2.4%
		Amortizing Residential Collateral Trust, Ser. 2000-BC3, Class A2, F.R.N.,
Aaa	$16	1.71%, 9/25/30	$15,678
		Bank of America Mortgage Securities, Ser. 2004-2, Class 5A1,
Aaa	194	6.50%, 10/25/31	196,964
		Bear Stearns Adjustable Rate Mortgage Trust, Ser. 2002-11, Class 1A1, F.R.N.,
Aaa	355	5.64%, 2/25/33	355,865
		Indymac Adjustable Rate Mortgage Trust, Ser. 2001-H2, Class A1, F.R.N.
Aaa	34	5.77%, 1/25/32	34,658
		Master Asset Securitization Trust, Ser. 2003-7, Class 1A2,
AAA(a)	891	5.50%, 9/25/33	877,056
		Quest Trust, Series 2004-X2, Class A1,
Aaa	480	2.01%, 6/25/34	477,855
		Residential Funding Mortgage Securities Corp., Ser. 2003-S9, Class A1,
Aaa	331	6.50%, 3/25/32	335,572
		Washington Mutual Mortgage Loan Trust, Ser. 2001-1, Class A, F.R.N.
Aaa	38	3.46%, 1/25/41	37,769
		Ser. 2003-AR1, Class 2A,
Aaa	159	5.41%, 2/25/33	160,582

		Total asset-backed securities (cost $2,530,857)	2,491,999

CORPORATE BONDS 9.5%

Airlines 0.1%
		United Air Lines,
NR	300	9.21%, 1/21/17(d)	119,886

See Notes to Financial Statements.

Strategic Partners Total Return Bond Fund	69

Strategic Partners Total Return Bond Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Automobiles & Trucks 1.1%
			DaimlerChrysler NA Holding Corp.
A3		$1,100	7.40%, 1/20/05	$1,126,004

Banking 0.2%
			Citigroup, Inc.
Aa1	JPY	3,000	1.275%, 12/28/04	27,035
			European Investment Bank
Aaa	JPY	21,000	0.88%, 11/8/04	188,838

				215,873

Financial Services 4.8%
			AIG Sunamerica
Aaa	JPY	77,000	1.20%, 1/26/05	694,139
			Bear Stearns Cos., Inc., F.R.N.
A1		$400	1.83%, 11/30/04	400,570
			Ford Motor Credit Corp.,
A3		500	6.75%, 5/15/05	514,469
A3		900	7.50%, 3/15/05	927,356
			General Motors Acceptance Corp.,
A3		1,000	6.875%, 9/15/11	1,026,567
			General Motors Nova Scotia Finance Co.,
Baa1		1,000	6.85%, 10/15/08	1,050,221
			Quest Capital Funding, Inc.,
Caa2		200	7.00%, 8/3/09	176,000
Caa2		200	7.25%, 2/15/11	172,000

				4,961,322

Oil & Gas 0.5%
			El Paso Corp., M.T.N.,
Caa1		700	7.75%, 1/15/32	568,750

Telecommunications 1.3%
			AT&T Corp.,
Ba1		250	8.05%, 11/15/11	258,429
			SBC Communications, Inc.
A1		1,100	4.206%, 6/5/05	1,116,478

				1,374,907

Utilities 1.5%
			Entergy Gulf States, F.R.N.
Baa3		700	2.43%, 6/18/07	700,794

See Notes to Financial Statements.

70	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			Pacific Gas & Electric Co.
Baa2		$600	2.30%, 4/3/06	$600,289
			TXU Energy Co. LLC, F.R.N.
Baa2		300	2.38%, 1/17/06	299,840

				1,600,923

			Total corporate bonds (cost $9,947,565)	9,967,665

FOREIGN GOVERNMENT OBLIGATIONS 12.6%
			Brazilian Government Bonds,
NR		47	2.125%, 4/15/12	40,353
B1		1,200	11.00%, 8/17/40	1,176,000
			Deutsche Bunderepublik,
Aaa	EUR	1,700	3.75%, 1/4/09	2,077,883
Aaa	EUR	900	5.625%, 1/4/28	1,204,999
NR	EUR	100	6.50%, 7/4/27	148,871
			Deutschland Republic,
NR	EUR	2,100	5.25%, 7/4/10	2,729,291
			France Government Bond O.A.T.,
Aaa	EUR	1,300	5.00%, 4/25/12	1,668,592
			German Government Bonds,
AAA(a)	EUR	1,000	6.00%, 1/4/07	1,292,430
			Republic of Italy,
Aa2	JPY	70,000	5.00%, 12/15/04	639,474
			Republic of Panama,
Ba1		$500	8.25%, 4/22/08	546,250
			Republic of Peru,
Ba3		500	9.875%, 2/6/15	536,250
			Russian Government Bond,
Baa3		1,200	5.00%, 3/31/30	1,101,720

			Total foreign government obligations (cost $13,418,702)	13,162,113

MUNICIPALS 4.2%
			Adams County, Penn.,(b)
Aaa		1,000	4.75%, 11/15/28	966,480
			Chicago, M.B.I.A., Ser. A(b)
Aaa		500	5.00%, 1/1/41	487,075
			Georgia St. Road & Thrwy. Auth. Rev.,(b)
Aaa		400	5.00%, 3/1/21	414,284

See Notes to Financial Statements.

Strategic Partners Total Return Bond Fund	71

Strategic Partners Total Return Bond Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		Golden St. Tobacco Securitization, California Tobacco Securitization Rev.,
Baa3	$1,100	6.25%, 6/1/33	$999,372
Baa3	500	6.375%, 6/1/32	442,955
Baa3	300	6.75%, 6/1/39	269,865
		Houston Ind. Sch. Dist.,
Aaa	300	4.75%, 2/15/26	289,032
		Massachusetts St. Water Res. Auth., Ser. J,
Aaa	500	5.00%, 8/1/32	496,390

		Total municipals (cost $4,375,412)	4,365,453

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES 11.4%
		Federal Home Loan Mortgage Corp.,(b)
	608	5.00%, 9/15/16	620,851
	470	6.50%, 3/1/16 - 3/1/18	497,242
		Federal National Mortgage Assn.,(b)
	24	1.86%, 10/18/30, F.R.N.	24,426
	213	3.673%, 5/1/36, F.R.N.	218,265
	156	4.50%, 8/1/33	147,344
	122	4.736%, 9/1/31, F.R.N.	125,133
	156	5.00%, 1/1/19	156,893
	404	5.50%, 2/1/17	415,702
	680	5.936%, 11/1/11	724,394
	617	6.00%, 5/1/16 - 1/1/23	643,063
	1,262	6.50%, 9/1/21 - 7/1/32	1,320,260
		Government National Mortgage Assn.,(b)
	16	1.82%, 9/20/30, F.R.N.	15,749
	22	1.84%, 10/16/30, F.R.N.	21,807
	7,000	5.00%, 8/20/34	6,853,435
	72	5.50%, 11/20/29, F.R.N.	73,659
	15	8.00%, 8/20/31	16,694
	16	8.50%, 6/15/30	17,306

		Total U.S. government agency mortgage backed securities (cost $11,773,381)	11,892,223

U.S. GOVERNMENT SECURITIES 12.6%
		United States Treasury Bonds,(b)
	950	9.125%, 5/15/18	1,348,109
	250	11.25%, 2/15/15	388,906

See Notes to Financial Statements.

72	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		United States Treasury Inflation Notes,(b)
	$2,449	2.00%, 1/15/14	$2,455,129
	401	2.375%, 1/15/25	400,031
		United States Treasury Notes,(b)
	5,900	1.625%, 4/30/05	5,887,557
	1,050	2.75%, 7/31/06	1,051,481
	1,000	4.375%, 8/15/12	1,005,469
	650	5.00%, 8/15/11	684,277

		Total U.S. government securities (cost $13,206,140)	13,220,959

		Total long-term investments (cost $55,252,057)	55,100,412

SHORT-TERM INVESTMENTS 57.6%

CERTIFICATE OF DEPOSIT 0.9%
		Altria Group,
	950	1.83%, 10/29/04 (cost $950,000)	950,000

COMMERCIAL PAPER 55.9%
		ABN AMRO NA,
P-1	1,100	1.39%, 9/13/04	1,098,180
P-1	2,100	1.49%, 10/6/04	2,094,302
		Anz (Deleware), Inc.,
P-1	1,800	1.49%, 10/8/04	1,794,951
P-1	1,300	1.58%, 10/26/04	1,295,124
		Bank of Ireland,
P-1	2,800	1.29%, 9/3/04	2,796,702
		Barclays Funding,
P-1	100	1.31%, 9/27/04	99,793
		CBA (DE) Finance,
P-1	700	1.49%, 10/8/04	698,037
P-1	2,500	1.51%, 10/12/04	2,492,475
		CDC Corp.,
P-1	600	1.28%, 9/24/04	598,857
P-1	2,600	1.49%, 10/5/04	2,593,052
		Danske,
P-1	200	1.27%, 9/14/04	199,692
P-1	1,300	1.43%, 9/20/04	1,297,427
P-1	1,600	1.58%, 10/25/04	1,594,069

See Notes to Financial Statements.

Strategic Partners Total Return Bond Fund	73

Strategic Partners Total Return Bond Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		Dexia Delaware LLC,
P-1	$600	1.40%, 9/14/04	$598,977
P-1	2,500	1.57%, 10/25/04	2,490,792
		General Electric Capital Corp.,
P-1	200	1.30%, 9/8/04	199,726
P-1	2,900	1.60%, 11/5/04	2,887,704
P-1	100	1.62%, 11/16/04	99,521
		HBOS Treasury Services,
P-1	500	1.25%, 8/25/04	499,583
P-1	2,700	1.31%, 9/30/04	2,694,150
		ING US Funding LLC,
P-1	2,900	1.43%, 9/16/04	2,894,720
P-1	200	1.58%, 10/22/04	199,285
		KFW International Finance,
P-1	6,200	1.10%, 8/10/04	6,198,302
		Nestle Capital Corp.,
P-1	700	1.11%, 8/24/04	699,504
		Nordea North America, Inc.,
P-1	2,900	1.48%, 9/7/04	2,895,619
P-1	200	1.50%, 9/27/04	199,527
		Pfizer, Inc.,
P-1	1,000	1.30%, 8/17/04	999,422
		Royal Bank of Scotland PLC,
P-1	1,400	1.14%, 8/26/04	1,398,897
P-1	1,700	1.56%, 10/25/04	1,693,758
		Shell Finance UK PLC,
P-1	600	1.23%, 8/11/04	599,795
P-1	2,300	1.44%, 9/9/04	2,296,424
		Spintab AB,
P-1	2,000	1.49%, 9/2/04	1,997,316
		Svenska Handelsbank,
P-1	100	1.25%, 9/1/04	99,892
P-1	2,900	1.40%, 9/13/04	2,895,185
P-1	100	1.62%, 10/29/04	99,601
		Swedbank,
P-1	1,000	1.29%, 9/21/04	998,180
		Total Fina Elf,
P-1	800	1.31%, 8/2/04	799,971
		UBS Finance LLC,
P-1	500	1.25%, 9/13/04	499,256
P-1	800	1.34%, 9/8/04	798,868
P-1	900	1.39%, 9/7/04	898,714

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		Unicredit Deleware, Inc.,
P-1	$700	1.58%, 10/22/04	$697,497
		Westpac Trust Securities, Ltd.,
P-1	500	1.12%, 8/16/04	499,767

		Total commercial paper (cost $58,482,675)	58,482,614

OUTSTANDING OPTIONS PURCHASED 0.2%

	Contracts
Call Options
	2,100,000	Swap Option 3 month LIBOR expiring 4/27/09 @ 5.75%	98,671

Put Options
	134	90 day GBP LIBOR expiring 12/15/04 @ $93	1,523
	42	Euro Futures expiring 3/14/05 @ $94	525
	20	Euribor Futures expiring 12/13/04 @ $96.50	301
	2,100,000	Swap Option 3 month LIBOR expiring 4/27/09 @ 6.25%	125,609

			127,958

		Total options purchased (cost $260,625)	226,629

U.S. GOVERNMENT SECURITIES 0.6%

	Principal Amount (000)
		United States Treasury Bill,(b)(c)
	$595	1.14%, 9/2/04 (cost $594,373)	594,373

		Total short-term investments (cost $60,287,673)	60,253,616

		Total Investments, Before Outstanding Options Written and Securities Sold Short (cost $115,539,730; Note 5)	115,354,028

See Notes to Financial Statements.

Strategic Partners Total Return Bond Fund	75

Strategic Partners Total Return Bond Fund

Portfolio of Investments

as of July 31, 2004 Cont’d.

Contracts	Description	Value (Note 1)

OUTSTANDING OPTIONS WRITTEN (0.2)%

Call Options
6,600,000	Swap Option 3 month LIBOR expiring 10/07/04 @ 3.8%	$(1,076)
6,600,000	Swap Option 3 month LIBOR expiring 10/07/04 @ 6.0%	(548)
6,800,000	Swap Option 3 month LIBOR expiring 7/07/04 @ 4.0%	(29,294)
1,100,000	Swap Option 3 month LIBOR expiring 10/07/04 @ 4.0%	(45)
29	United States Treasury Notes, expiring 8/27/04 @ $115	(453)

		(31,416)
Put Options
4	90 day GBP LIBOR expiring 12/21/05 @ $94.25	(2,955)
1,100,000	Swap Option 3 month LIBOR expiring 10/07/04 @ 6.0%	(444)
2,500,000	Swap Option 3 month LIBOR expiring 10/31/05 @ 4.0%	(9,820)
6,800,000	Swap Option 3 month LIBOR expiring 7/03/06 @ 6.0%	(143,133)
2,500,000	Swap Option 3 month LIBOR expiring 10/31/05 @ 7.0%	(10,617)
44	United States Treasury Notes expiring 11/26/04 @ $103	(9,625)

		(176,594)

	Total outstanding options written (premiums received $663,771)	(208,010)

See Notes to Financial Statements.

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Principal Amount (000)	Description	Value (Note 1)

SECURITIES SOLD SHORT (25.4)%
$11,600	Federal National Mortgage Assn., 6.00%, 8/1/34	$(11,897,250)
8,900	United States Treasury Notes, 3.875%, 2/15/13	(8,600,666)
1,300	4.00%, 11/15/12	(1,271,969)
4,850	4.375%, 8/15/12	(4,876,525)

	(proceeds $26,593,449)	(26,646,410)

	Total Investments, Net of Outstanding Options Written and Securities Sold Short 84.7% (cost $88,282,510)	88,499,608
	Other assets in excess of liabilities 15.3%	16,078,322

	Net Assets 100.0%	$104,577,930

(a)	Standard & Poor’s rating.
(b)	Security segregated as collateral for short sales, futures and written options.
(c)	Rate quoted represents yield-to-maturity as of purchase date.
(d)	Represents Issuer in default on interest payments; non income producing security.

F.R.N.—Floating Rate Note.

M.B.I.A.—Municipal Bond Insurance Corporation.

M.T.N.—Medium-Term Note.

O.A.T.—European market inflation-linked bonds.

    The Fund’s current Prospectus contains a description of Moody’s and Standard and Poor’s ratings.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2004 were as follows:

Commercial Paper	55.9%
U.S. Government Securities	13.2
Foreign Government Obligations	12.6
U.S. Government Agency Mortgage Backed Securities	11.4
Corporate Bonds	9.5
Municipals	4.2
Asset-Backed Securities	2.4
Certificate of Deposit	0.9
Outstanding Options Purchased	0.2
Outstanding Options Written	(0.2)
Securities Sold Short	(25.4)

84.7
Other assets in excess of liabilities	15.3

100.0%

See Notes to Financial Statements.

Strategic Partners Total Return Bond Fund	77

Statement of Assets and Liabilities

as of July 31, 2004

Strategic Partners Large Capitalization Growth Fund
Assets
Investments, at value (cost $103,358,462)	$98,497,528
Cash	675
Receivable for investments sold	1,514,989
Dividends receivable	81,615
Receivable for Fund shares sold	82,728
Prepaid expenses and other assets	1,505

Total assets	100,179,040

Liabilities
Payable for investments purchased	1,609,900
Payable for Fund shares reacquired	302,341
Accrued expenses and other liabilities	186,506
Distribution fee payable	71,011
Management fee payable	59,794
Deferred trustees’ fees	4,057

Total liabilities	2,233,609

Net Assets	$97,945,431

Net assets were comprised of:
Shares of beneficial interest, at par	$14,776
Paid-in capital, in excess of par	192,074,510

192,089,286
Accumulated net realized loss on investments	(89,282,921)
Net unrealized depreciation on investments	(4,860,934)

Net assets, July 31, 2004	$97,945,431

See Notes to Financial Statements.

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Strategic Partners Large Capitalization Growth Fund
Class A:
Net assets	$22,195,082
Shares of beneficial interest issued and outstanding	3,257,574
Net asset value and redemption price per share	$6.81
Maximum sales charge (5.5% of offering price)	0.40

Maximum offering price to public	$7.21

Class B:
Net assets	$30,055,461
Shares of beneficial interest issued and outstanding	4,569,881
Net assets value, offering price and redemption price per share	$6.58

Class C:
Net assets	$45,694,888
Shares of beneficial interest issued and outstanding	6,948,100
Net asset value, offering price and redemption price per share	$6.58

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	79

Statement of Assets and Liabilities

as of July 31, 2004

Strategic Partners Large Capitalization Value Fund
Assets
Investments, at value (cost $50,307,626)	$61,137,014
Cash	549
Receivable for investments sold	143,986
Receivable for Fund shares sold	93,151
Dividends receivable	89,919
Prepaid expenses	1,211

Total assets	61,465,830

Liabilities
Payable for Fund shares reacquired	246,482
Payable for investments purchased	115,970
Accrued expenses and other liabilities	85,904
Distribution fee payable	41,944
Management fee payable	36,449
Deferred trustees’ fees	2,244

Total liabilities	528,993

Net Assets	$60,936,837

Net assets were comprised of:
Shares of beneficial interest, at par	$5,016
Paid-in capital, in excess of par	51,377,388

51,382,404
Undistributed net investment income	17,396
Accumulated net realized loss on investments	(1,292,351)
Net unrealized appreciation on investments	10,829,388

Net assets, July 31, 2004	$60,936,837

See Notes to Financial Statements.

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Strategic Partners Large Capitalization Value Fund
Class A:
Net assets	$15,761,510
Shares of beneficial interest issued and outstanding	1,278,510
Net asset value and redemption price per share	$12.33
Maximum sales charge (5.5% of offering price)	0.72

Maximum offering price to public	$13.05

Class B:
Net assets	$24,370,426
Shares of beneficial interest issued and outstanding	2,016,062
Net assets value, offering price and redemption price per share	$12.09

Class C:
Net assets	$20,804,901
Shares of beneficial interest issued and outstanding	1,720,960
Net assets value, offering price and redemption price per share	$12.09

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	81

Statement of Assets and Liabilities

as of July 31, 2004

Strategic Partners Small Capitalization Growth Fund
Assets
Investments, at value (cost $19,089,587)	$19,341,261
Cash	551
Receivable for investments sold	330,983
Due from manager	34,577
Receivable for Fund shares sold	13,598
Dividends receivable	807

Total assets	19,721,777

Liabilities
Payable for investments purchased	177,808
Accrued expenses and other liabilities	101,450
Payable for Fund shares reacquired	48,101
Distribution fee payable	13,615
Deferred trustees’ fees	2,158

Total liabilities	343,132

Net Assets	$19,378,645

Net assets were comprised of:
Shares of beneficial interest, at par	$2,810
Paid-in capital, in excess of par	27,339,234

27,342,044
Accumulated net realized loss on investments	(8,215,073)
Net unrealized appreciation on investments	251,674

Net assets, July 31, 2004	$19,378,645

See Notes to Financial Statements.

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Strategic Partners Small Capitalization Growth Fund
Class A:
Net assets	$5,023,740
Shares of beneficial interest issued and outstanding	708,322
Net asset value and redemption price per share	$7.09
Maximum sales charge (5.50% of offering price)	0.41

Maximum offering price to public	$7.50

Class B:
Net assets	$7,243,366
Shares of beneficial interest issued and outstanding	1,060,213
Net assets value, offering price and redemption price per share	$6.83

Class C:
Net assets	$7,111,539
Shares of beneficial interest issued and outstanding	1,041,499
Net assets value, offering price and redemption price per share	$6.83

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	83

Statement of Assets and Liabilities

as of July 31, 2004

Strategic Partners Small Capitalization Value Fund
Assets
Investments, at value (cost $54,941,157)	$66,115,212
Cash	11,521
Receivable for investments sold	276,568
Receivable for Fund shares sold	203,191
Dividends receivable	50,784
Prepaid expenses	631

Total assets	66,657,907

Liabilities
Payable for investments purchased	1,667,376
Payable for Fund shares reacquired	104,665
Accrued expenses and other liabilities	85,014
Distribution fee payable	39,065
Management fee payable	36,081
Deferred trustees’ fees	2,375

Total liabilities	1,934,576

Net Assets	$64,723,331

Net assets were comprised of:
Shares of beneficial interest, at par	$4,236
Paid-in capital, in excess of par	51,158,270

51,162,506
Accumulated net realized gain on investments	2,386,770
Net unrealized appreciation on investments	11,174,055

Net assets, July 31, 2004	$64,723,331

See Notes to Financial Statements.

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Strategic Partners Small Capitalization Value Fund
Class A:
Net assets	$23,589,474
Shares of beneficial interest issued and outstanding	1,504,443
Net asset value and redemption price per share	$15.68
Maximum sales charge (5.5% of offering price)	0.91

Maximum offering price to public	$16.59

Class B:
Net assets	$21,341,372
Shares of beneficial interest issued and outstanding	1,417,098
Net asset value, offering price and redemption price per share	$15.06

Class C:
Net assets	$19,792,485
Shares of beneficial interest issued and outstanding	1,314,337
Net asset value, offering price and redemption price per share	$15.06

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	85

Statement of Assets and Liabilities

as of July 31, 2004

Strategic Partners Total Return Bond Fund
Assets
Investments, at value (cost $115,539,730)	$115,354,028
Foreign currency, at value (cost $710,594)	705,184
Cash	3,026,839
Receivable for investments sold	33,943,843
Interest receivable	389,124
Unrealized appreciation on swaps	353,780
Receivable from broker—variation margin	259,663
Premium for interest rate swaps purchased	196,489
Unrealized appreciation on forward currency contracts	89,655
Receivable for Fund shares sold	32,303
Prepaid expenses	2,628

Total assets	154,353,536

Liabilities
Securities sold short, at value (proceeds $26,593,449)	26,646,410
Payable for investments purchased	21,331,338
Premium for interest rate swaps written	927,633
Unrealized depreciation on swaps	294,887
Outstanding options written (premiums received $663,771)	208,010
Payable for Fund shares reacquired	147,076
Accrued expenses and other liabilities	86,681
Distribution fee payable	56,954
Management fee payable	44,963
Dividends payable	27,477
Deferred trustees’ fees	2,514
Unrealized depreciation on forward currency contracts	1,663

Total liabilities	49,775,606

Net Assets	$104,577,930

Net assets were comprised of:
Shares of beneficial interest, at par	$9,934
Paid-in capital, in excess of par	101,839,525

101,849,459
Undistributed net investment income	2,999,251
Accumulated net realized loss on investments and foreign currency transactions	(1,095,318)
Net unrealized appreciation on investments and foreign currencies	824,538

Net assets, July 31, 2004	$104,577,930

See Notes to Financial Statements.

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Strategic Partners Total Return Bond Fund
Class A:
Net assets	$24,280,279
Shares of beneficial interest issued and outstanding	2,306,326
Net asset value and redemption price per share	$10.53
Maximum sales charge (4.5% of offering price)	0.50

Maximum offering price to public	$11.03

Class B:
Net assets	$50,907,683
Shares of beneficial interest issued and outstanding	4,835,435
Net assets value, offering price and redemption price per share	$10.53

Class C:
Net assets	$29,389,968
Shares of beneficial interest issued and outstanding	2,791,976
Net assets value, offering price and redemption price per share	$10.53

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	87

Statement of Operations

Year Ended July 31, 2004

Strategic Partners
Large Capitalization Growth Fund
NET INVESTMENT INCOME (LOSS)
Income
Dividends	$834,903
Interest	—
Less: Foreign withholding taxes	(217)

Total income	834,686

Expenses
Management fee	782,470
Distribution fee—Class A	60,188
Distribution fee—Class B	339,946
Distribution fee—Class C	537,118
Transfer agent’s fees and expenses	240,000
Custodian’s fees and expenses	103,000
Reports to shareholders	102,000
Legal fees and expenses	32,000
Registration fees	27,000
Audit fee	17,000
Trustees’ fees	15,000
Miscellaneous	4,889

Total expenses	2,260,611
Less: Expense subsidy (Note 2)	—

Net expenses	2,260,611

Net investment income (loss)	(1,425,925)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	129,811
Short sales	—
Options written	—
Foreign currency transactions	—
Futures	—
Swaps	—

129,811

Net change in unrealized appreciation (depreciation) on:
Investments	5,736,471
Short Sales	—
Foreign currencies	—
Financial futures	—
Options written	—
Swaps	—

5,736,471

Net gain	5,866,282

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,440,357

See Notes to Financial Statements.

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Strategic Partners
Large Capitalization Value Fund	Small Capitalization Growth Fund	Small Capitalization Value Fund	Total Return Bond Fund

$1,215,398	$35,877	$910,704	$—
—	—	—	3,558,878
—	(77)	(705)	(3,033)

1,215,398	35,800	909,999	3,555,845

403,013	146,014	378,488	590,373
33,260	12,596	36,911	60,466
230,512	75,529	199,977	435,926
212,181	82,675	193,077	268,238
92,000	74,000	105,000	176,000
104,000	92,000	107,000	247,000
27,000	33,000	29,000	71,000
28,000	50,000	33,000	28,000
34,000	39,000	30,000	43,000
17,000	20,500	21,000	16,000
9,000	8,000	9,000	9,000
7,007	10,711	7,358	8,925

1,196,973	644,025	1,149,811	1,953,928
—	(139,512)	—	(237,258)

1,196,973	504,513	1,149,811	1,716,670

18,425	(468,713)	(239,812)	1,839,175

4,034,374	2,324,472	7,062,799	600,126
—	—	—	(690,127)
—	—	—	252,776
—	—	—	340,598
—	—	—	(560,259)
—	—	—	3,108,425

4,034,374	2,324,472	7,062,799	3,051,539

5,739,942	(800,883)	5,384,527	1,720,206
—	—	—	(211,705)
—	—	—	157,709
—	—	—	2,193,531
—	—	—	405,910
—	—	—	(2,902,267)

5,739,942	(800,883)	5,384,527	1,363,384

9,774,316	1,523,589	12,447,326	4,414,923

$9,792,741	$1,054,876	$12,207,514	$6,254,098

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	89

Statement of Changes in Net Assets

Year Ended July 31,

	Strategic Partners
	Large Capitalization Growth Fund
	2004	2003
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(1,425,925)	$(1,275,520)
Net realized gain (loss) on investments and foreign currency transactions	129,811	(15,479,764)
Net change in unrealized appreciation (depreciation) of investments and foreign currencies	5,736,471	30,256,839

Net increase (decrease) in net assets resulting from operations	4,440,357	13,501,555

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	—	—
Class B	—	—
Class C	—	—

Total dividends from net investment income	—	—

Distributions from net realized gains
Class A	—	—
Class B	—	—
Class C	—	—

Total distributions from net realized gains	—	—

Fund share transactions (Net of share conversions) (Note 6)
Proceeds from shares sold	11,975,619	14,414,027
Net asset value of shares issued in reinvestment of dividends and distributions	—	—
Cost of shares reacquired	(28,147,489)	(24,743,436)

Net increase (decrease) in net assets from Fund share transactions	(16,171,870)	(10,329,409)

Total increase (decrease)	(11,731,513)	3,172,146

NET ASSETS
Beginning of year	109,676,944	106,504,798

End of year(a)	$97,945,431	$109,676,944

(a) Includes undistributed net investment income of:	$—	$—

See Notes to Financial Statements.

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Strategic Partners
Large Capitalization Value Fund		Small Capitalization Growth Fund
2004	2003	2004	2003

$18,425	$117,000	$(468,713)	$(334,007)
4,034,374	(3,846,891)	2,324,472	(4,363,806)

5,739,942	8,927,941	(800,883)	6,250,804

9,792,741	5,198,050	1,054,876	1,552,991

(88,068)	(17,498)	—	—
(18,131)	—	—	—
(11,428)	—	—	—

(117,627)	(17,498)	—	—

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

17,097,610	9,733,659	4,987,458	5,160,318

111,142	16,380	—	—
(14,681,743)	(11,155,623)	(5,097,572)	(4,460,433)

2,527,009	(1,405,584)	(110,114)	699,885

12,202,123	3,774,968	944,762	2,252,876

48,734,714	44,959,746	18,433,883	16,181,007

$60,936,837	$48,734,714	$19,378,645	$18,433,883

$17,396	$116,598	$—	$—

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	91

Statement of Changes in Net Assets

Year Ended July 31,

	Strategic Partners
	Small Capitalization Value Fund
	2004	2003
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(239,812)	$(557,194)
Net realized gain (loss) on investments and foreign currency transactions	7,062,799	(4,564,766)
Net change in unrealized appreciation (depreciation) of investments and foreign currencies	5,384,527	11,866,008

Net increase (decrease) in net assets resulting from operations	12,207,514	6,744,048

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	—	—
Class B	—	—
Class C	—	—

Total dividends from net investment income	—	—

Distributions from net realized gains
Class A	—	(1,089,208)
Class B	—	(1,871,892)
Class C	—	(1,989,259)

Total distributions from net realized gains	—	(4,950,359)

Fund share transactions (net of share conversions) (Note 6)
Proceeds from shares sold	22,198,792	10,557,866
Net asset value of shares issued in reinvestment of dividends and distributions	—	4,781,348
Cost of shares reacquired	(14,704,734)	(13,461,729)

Net increase (decrease) in net assets from Fund share transactions	7,494,058	1,877,485

Total increase (decrease)	19,701,572	3,671,174

NET ASSETS
Beginning of year	45,021,759	41,350,585

End of year(a)	$64,723,331	$45,021,759

(a) Includes undistributed net investment income of:	$—	$—

See Notes to Financial Statements.

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Strategic Partners
Total Return Bond Fund
2004	2003

$1,839,175	$3,205,589
3,051,539	5,739,016

1,363,384	(156,751)

6,254,098	8,787,854

(616,809)	(689,427)
(1,275,207)	(1,579,423)
(798,001)	(1,124,275)

(2,690,017)	(3,393,125)

(785,196)	(473,668)
(2,066,801)	(1,282,600)
(1,292,718)	(934,677)

(4,144,715)	(2,690,945)

21,367,675	53,769,126

5,847,419	5,052,502
(52,318,413)	(42,812,054)

(25,103,319)	16,009,574

(25,683,953)	18,713,358

130,261,883	111,548,525

$104,577,930	$130,261,883

$2,999,251	$673,274

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	93

Notes to Financial Statements

Strategic Partners Style Specific Funds (the “Trust”), is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of five separate funds (the “Fund” or “Funds”): Strategic Partners Large Capitalization Growth Fund (“Large Capitalization Growth”), Strategic Partners Large Capitalization Value Fund (“Large Capitalization Value”), Strategic Partners Small Capitalization Growth Fund (“Small Capitalization Growth”), Strategic Partners Small Capitalization Value Fund (“Small Capitalization Value”), and Strategic Partners Total Return Bond Fund (“Total Return Bond”).

The Funds’ investment objectives are as follows: Large Capitalization Growth—long-term capital appreciation through investment primarily in common stocks that, in the investment adviser’s opinion, should have growth faster than that of the S&P 500; Large Capitalization Value—total return consisting of capital appreciation and dividend income through investment primarily in common stocks that, in the investment adviser’s opinion, are undervalued; Small Capitalization Growth—maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser’s opinion, have growth faster than that of the U.S. economy in general; Small Capitalization Value—above average capital appreciation through investment in small company common stocks that, in the investment adviser’s opinion, are undervalued or overlooked in the marketplace; Total Return Bond—total return consisting of current income and capital appreciation through investment primarily in fixed-income securities and related derivatives of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years. The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Funds to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Funds in the preparation of their financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed

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securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Trust’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy

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Notes to Financial Statements

Cont’d

proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the fiscal year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the sale and maturities of foreign fixed income investments, the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

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Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Total Return Bond may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as net unrealized appreciation or depreciation on forward currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are paid or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Funds invest in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Total Return Bond is the only fund that may invest in financial futures contracts.

Options: Total Return Bond may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities, which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and

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Notes to Financial Statements

Cont’d

an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Swaps: Total Return Bond may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s cost basis in the swap and the proceeds of the closing transaction, including any fees.

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During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Short Sales: Total Return Bond may enter into short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds amortize premiums and accrete discounts on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Total Return Bond Fund declares dividends from net investment income daily and pays such dividends monthly. All other Funds declare and pay a dividend from net investment income, if any, at least annually. Each Fund

Strategic Partners Style Specific Funds	99

Notes to Financial Statements

Cont’d

declares and pays its net gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate tax-paying entity. It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Funds, administers the Funds’ affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PI supervises the advisers’ performance of advisory services and makes recommendations to the Trustees as to whether the advisers’ contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Trust, occupancy and certain clerical and accounting costs of the Trust. The Funds bear all other costs and expenses.

The advisers noted below each furnished investment advisory services in connection with the management of the Funds. Each of the two advisers of the domestic equity Funds—Large Capitalization Growth, Large Capitalization Value, Small Capitalization Growth and Small Capitalization Value—manages approximately 50% of the assets of the respective Fund. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and

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reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers, as PI deems appropriate. In addition, there may be a periodic rebalancing of each Fund’s assets to take account of market fluctuations in order to maintain the approximately equal allocation.

Fund	Adviser
Large Capitalization Growth	Columbus Circle Investors and Oak Associates, Ltd.
Large Capitalization Value	J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC
Small Capitalization Growth	Westcap Investors LLC and RS Investment Management, L.P.*
Small Capitalization Value	NFJ Investment Group L.P.** and EARNEST Partners, LLC
Total Return Bond	Pacific Investment Management Company LLC

*	Effective at the close of business on October 3, 2003, RS Investment Management, L.P. replaced JP Morgan Investment Management, Inc. as subadviser for a portion of the Fund.
**	Effective at the close of business on October 8, 2003, NFJ Investment Group L.P. replaced National City Investment Management Co. as subadviser for a portion of the Fund.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of the average daily net assets of the Funds as specified below. From its fee, PI pays each adviser for its services.

Fund	Total Management Fee
Large Capitalization Growth	.70%
Large Capitalization Value	.70%
Small Capitalization Growth	.70%
Small Capitalization Value	.70%
Total Return Bond	.50%

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Notes to Financial Statements

Cont’d

PI has agreed to reimburse each Fund (except Large Capitalization Growth), the portion of the management fee for that Fund equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceed the percentage stated below, of the Fund’s average daily net assets.

Fund	Expense Limit
Large Capitalization Value
Class A	1.60%
Class B	2.35
Class C	2.35
Small Capitalization Growth
Class A	1.85
Class B	2.60
Class C	2.60
Small Capitalization Value
Class A	1.95
Class B	2.70
Class C	2.70
Total Return Bond
Class A	1.05
Class B	1.55
Class C	1.55

The Trust has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B and C shares of the Trust. The Trust compensates PIMS for distributing and servicing the Funds’ Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to Class A, B and C Plans, the Trust compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended July 31, 2004, PIMS contractually agreed to limit such fees to .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, of all Funds except Total Return Bond Fund for the year ended July 31, 2004.

With respect to the Total Return Bond Fund, such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended July 31, 2004.

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PIMS has advised the Funds of its receipt of front-end sales charges resulting from sales of Class A and Class C shares during the year ended July 31, 2004. These amounts were approximately as follows:

Fund	Class A	Class C
Large Capitalization Growth	$44,900	$15,900
Large Capitalization Value	81,200	14,700
Small Capitalization Growth	22,100	5,900
Small Capitalization Value	74,100	12,500
Total Return Bond	62,800	13,700

From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Funds of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders for the year ended July 31, 2004. These amounts were approximately as follows:

Fund	Class B	Class C
Large Capitalization Growth	$75,900	$6,500
Large Capitalization Value	55,500	6,300
Small Capitalization Growth	14,900	2,900
Small Capitalization Value	32,300	9,600
Total Return Bond	235,700	32,600

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Trust, along with other affiliated registered investment companies (the “Companies”), is party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provided for a commitment of $800 million, through April 30, 2004, and allowed the Companies to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the commitment provided by the SCA was reduced to $500 million and the SCA was renewed under the same terms and conditions. The expiration date of the renewed SCA is October 29, 2004. Interest on any borrowings will be incurred at market rates. The Companies pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Companies pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Trust did not borrow any amounts pursuant to the SCA during the year ended July 31, 2004.

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Notes to Financial Statements

Cont’d

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. The following amounts represent the fees incurred for the services of PMFS for the year ended July 31, 2004 as well as the fees due to PMFS as of July 31, 2004. Transfer agent fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates.

Fund	Amount Incurred for the Year Ended July 31, 2004	Amount Due as of July 31, 2004
Large Capitalization Growth	$179,200	$14,100
Large Capitalization Value	71,200	6,200
Small Capitalization Growth	49,600	4,000
Small Capitalization Value	80,600	7,500
Total Return Bond	141,800	11,400

The Funds pay networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC (“Wachovia”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations. The Funds paid networking fees as follows:

Fund	Total Networking Fees	Paid to Wachovia	Due to Wachovia as of July 31, 2004
Large Capitalization Growth	$35,800	$33,500	$2,800
Large Capitalization Value	14,000	12,000	1,100
Small Capitalization Growth	9,700	9,100	800
Small Capitalization Value	13,600	13,100	1,200
Total Return Bond	21,100	19,700	1,300

For the year ended July 31, 2004, the amount of brokerage commissions earned by Wachovia from transactions executed on behalf of the Funds were as follows:

Fund	Wachovia
Large Capital Growth	$3,895
Large Capital Value	158
Small Capitalization Growth	99
Small Capitalization Value	55

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For the year ended July 31, 2004, the amount of brokerage commissions earned by Prudential Equity Group, an indirect, wholly-owned subsidiary of Prudential, from transactions executed on behalf of the Funds were as follows:

Fund	Prudential Equity
Large Capitalization Growth	$175
Large Capitalization Value	540
Small Capitalization Growth	9
Small Capitalization Value	50

Certain Funds invest in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended July 31, 2004, the following Funds earned income from the Series by investing their excess cash.

Fund	Earned Income
Large Capitalization Growth	$18,376
Large Capitalization Value	7,750
Small Capitalization Growth	11,790
Small Capitalization Value	26,889

Note 4. Fund Securities

Purchases and sales of portfolio securities, excluding short-term investments, short sales and written options, for the year ended July 31, 2004 were as follows:

Portfolio	Purchases	Sales
Large Capitalization Growth	$58,266,841	$74,709,194
Large Capitalization Value	35,167,752	32,203,475
Small Capitalization Growth	32,715,461	33,323,713
Small Capitalization Value	35,707,892	35,698,943
Total Return Bond	265,424,302	341,114,548

At July 31, 2004, Total Return Bond Fund had outstanding forward currency contracts to purchase foreign currencies, as follows:

Foreign Currency Purchase Contracts	Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Euros, 351,000 Expiring 8/23/04	$424,249	$422,586	$(1,663)

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Notes to Financial Statements

Cont’d

At July 31, 2004, the Total Return Bond Fund had outstanding forward currency contracts to sell foreign currencies, as follows:

Foreign Currency Sale Contracts	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Euros, 2,588,000 Expiring 8/23/04	$3,199,816	$3,115,820	$83,996
Pound Sterling, 99,000 Expiring 9/09/04	180,749	180,026	723
Japanese Yen, 16,937,000 Expiring 8/25/04	156,899	151,963	4,936

	$3,537,464	$3,447,809	$89,655

During the year ended July 31, 2004, the Total Return Bond Fund entered into financial futures contracts. Details of open contracts at July 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Current Value	Value at Trade Date	Unrealized Appreciation (Depreciation)
Long Positions
164	5yr US T-Note	Sep. 2004	$17,958,000	$17,714,688	$243,312
139	10yr US T-Note	Sep. 2004	15,389,906	15,318,703	71,203
49	10yr US T-Note	Dec. 2004	5,365,500	5,389,234	(23,734)
40	90 Day Euro	Dec. 2005	9,622,500	9,587,000	35,500
28	90 Day Euro	Mar. 2004	6,806,800	6,791,050	15,750
23	90 Day Euro Euribor	Dec. 2004	6,763,830	6,762,392	2,009
18	90 Day GBP Libor	Dec. 2004	3,875,882	3,892,216	(28,006)
18	10yr Euro-Bund	Sep. 2004	2,475,921	2,454,681	26,149
9	90 Day GBP Libor	Mar. 2005	1,935,281	1,954,831	(32,366)
7	90 Day Euro Euribor	Jun. 2005	2,049,497	2,056,585	(8,396)
6	90 Day Euro	Dec. 2004	1,464,600	1,477,575	(12,975)
4	90 Day GBP Libor	Sept. 2004	862,853	870,003	(11,848)
3	5yr US T-Note	Dec. 2004	325,734	323,508	2,226
2	90 Day Euro	Dec. 2008	472,800	471,875	925
2	90 Day Euro	Sept. 2008	473,300	472,425	875
2	90 Day Euro	Jun. 2008	473,800	473,050	750
2	90 Day Euro	Mar. 2009	472,375	471,400	975
1	10yr JPN Bond	Sep. 2004	1,209,905	2,029,905	(7,435)

					$274,914

Short Positions
5	US Long Bond	Sep. 2004	$541,094	$527,813	$(13,281)

					$261,633

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Transactions in options written during the year ended July 31, 2004, were as follows:

Total Return Bond	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at July 31, 2003	18,800,105	$525,084
Options closed	(4)	(3,235)
Options written	20,400,174	391,790
Options expired	(5,200,198)	(249,868)

Options outstanding at July 31, 2004	34,000,077	$663,771

The Total Return Bond Portfolio entered into interest rate swap agreements for the year ended July 31, 2004. The Fund paid a transaction fee for entering into the agreements. Details of the swap agreements outstanding as of July 31, 2004 were as follows:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
JP Morgan(b)	6/18/2034	EUR	1,600	6.00%	6 Month LIBOR	$9,479
Barclay’s Bank PLC(a)	6/19/2034		GBP1,100	5.00%	6 Month LIBOR	(4,621)
Goldman Sachs(a)	12/15/2014		$8,400	5.00%	3 Month LIBOR	247,423
Morgan Stanley & Co. Inc.(a)	6/15/2012		JPY130,000	2.00%	6 Month LIBOR	8,000
Bank of America Securities LLC(b)	12/15/2009		$2,600	4.00%	3 Month LIBOR	47,542
UBS Warburg LLC(b)	12/15/2009		$7,700	4.00%	3 Month LIBOR	(13,685)
Goldman Sachs(b)	12/15/2009		$2,800	4.00%	3 Month LIBOR	2,591
Goldman Sachs(b)	12/21/2007		EUR2,800	4.00%	6 Month LIBOR	(20,213)
Barclay’s Bank PLC(b)	12/21/2007	EUR	2,700	4.00%	6 Month LIBOR	(11,738)
JP Morgan(b)	3/15/2007		EUR3,000	4.00%	6 Month LIBOR	(9,258)
Merrill Lynch & Co.(b)	3/15/2007	EUR	100	4.00%	6 Month LIBOR	431
Barclay’s Bank PLC(b)	3/15/2007	EUR	800	4.00%	6 Month LIBOR	1,561
UBS Warburg LLC(a)	12/15/2004	EUR	7,700	5.00%	EURIBOR	(180,137)
Morgan Stanley & Co. Inc.(a)	3/17/2005	GBP	5,600	4.25%	6 Month LIBOR	(42,213)

						$35,162

(a)	Fund pays the fixed rate and receives the floating rate.
(b)	Fund pays the floating rate and receives the fixed rate.

The Total Return Bond Portfolio entered into a total return swap for the year ended July 31, 2004. Details of the swap agreement outstanding as of July 31, 2004 is as follows:

Counterparty	Termination Date	Notional Amount (000)	Return Received	Return Paid	Unrealized Appreciation
Morgan Stanley & Co. Inc.	9/30/04	$2,400	Lehman Bros. ERISA-eligible CMBS Index	1 month LIBOR minus .65%	$10,468

Strategic Partners Style Specific Funds	107

Notes to Financial Statements

Cont’d

The Total Return Bond Portfolio entered into credit default swap agreements for the year ended July 31, 2004. Details of the swap agreements outstanding as of July 31, 2004 were as follows:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc.(a)	12/20/2008	500	0.26%	Allstate Corp. (The), 6.125%, 2/15/12	$(379)
Merrill Lynch & Co.(a)	12/20/2008	200	0.32%	Ingersoll-Rand Co., 6.48%, 6/1/25	287
Morgan Stanley & Co. Inc.(a)	12/20/2008	300	0.21%	Emerson Electric Co., 4.625%, 10/15/12	302
Barclay’s Bank PLC(a)	12/20/2008	400	0.16%	Eli Lilly & Co., Inc., 6.00%, 3/15/12	(230)
Bank of America Securities LLC(a)	12/20/2008	300	0.13%	E.I. Dupont, 6.875%, 10/15/09	695
Bear Stearns & Co.(a)	12/20/2008	400	0.32%	Hewlett-Packard Co., 6.50%, 7/1/12	(712)
Lehman Brothers Inc.(a)	12/20/2008	400	0.11%	Johnson & Johnson 3.80%, 5/15/13	(210)
Lehman Brothers Inc.(a)	12/20/2008	400	0.12%	Home Depot, Inc., 5.375%, 4/1/06	278
Citigroup Global Partners Inc.(a)	12/20/2008	300	0.29%	FedEx Corp. 7.25%, 2/15/11	1,037
Lehman Brothers Inc.(a)	12/20/2008	200	0.29%	Whirlpool Corp., 8.60%, 5/1/10	3,019
Citigroup Global Partners Inc.(a)	12/20/2008	400	0.28%	Eaton Corp., 5.75%, 7/15/12	(875)
Merrill Lynch & Co.(a)	12/20/2008	100	0.22%	Gannett 6.375%, 4/01/12	(23)
Citigroup Global Partners Inc.(a)	12/20/2008	600	0.14%	Wal-Mart Stores, Inc., 6.875%, 8/10/09	133
UBS Warburg LLC(a)	12/20/2008	500	0.35%	Autozone, Inc., 5.875%, 10/15/12	7,301
Lehman Brothers Inc.(a)	12/20/2008	100	0.24%	Costco Wholesale Corp., 5.50%, 3/15/07	(147)
Lehman Brothers Inc.(a)	12/20/2008	200	0.35%	Masco Corp. 5.875%, 7/15/12	483
Lehman Brothers Inc.(a)	12/20/2008	200	0.35%	Radioshack Corp., 7.375%, 5/15/11	110
Barclay’s Bank PLC(a)	12/20/2008	100	0.67%	The Walt Disney Co., 6.375%, 3/1/12	(812)

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Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Bear Stearns & Co.(a)	12/20/2008	100	1.09%	Capital One Bank, 4.875%, 5/15/08	$(1,343)
Lehman Brothers Inc.(a)	12/20/2008	100	0.48%	Northrop Grumman Corp., 7.1425%, 2/15/11	(351)
Lehman Brothers Inc.(a)	12/20/2008	100	0.53%	Lockheed Martin Corp., 8.20%, 12/1/09	(491)
				Goodrich Corp.,
Lehman Brothers Inc.(a)	12/20/2008	100	0.97%	7.625%, 12/15/12	(1,438)
Barclay’s Bank PLC(a)	12/20/2008	100	0.67%	Clear Channel Communications, Inc., 7.65%, 9/15/10	553
Bear Stearns & Co.(a)	12/20/2008	100	0.24%	Deere & Co., 7.85%, 5/15/10	112
UBS Warburg LLC(a)	12/20/2008	100	0.37%	Radioshack Corp., 7.375%, 5/15/11	(28)
Bear Stearns & Co.(a)	12/20/2008	100	0.19%	Catepillar, Inc., 7.25%, 9/15/09	402
Morgan Stanley & Co. Inc.(a)	12/20/2008	100	0.22%	Emerson Electric Co., 7.125%, 8/15/10	59
Merrill Lynch & Co.(a)	12/20/2008	200	0.35%	Devon Financing Corp. UCC 6.875%, 9/30/11	2,124
Bear Stearns & Co.(a)	12/20/2008	100	0.60%	International Paper Co., 6.75%, 9/1/11	(300)
Merrill Lynch & Co.(a)	12/20/2008	100	0.27%	Andarko Petroleum Corp., 5.00%, 10/1/12	297
UBS Warburg LLC(a)	12/20/2008	100	0.44%	Carnival Corp., 6.15%, 4/15/08	207
Morgan Stanley & Co. Inc.(a)	10/20/2008	100	0.42%	Countrywide Home Loans, Inc., 5.625%, 7/15/09	206
Merrill Lynch & Co.(a)	12/20/2008	100	0.28%	Occidental Petroleum Corp., 6.75%, 1/15/12	(1)
Goldman Sachs(a)	12/20/2008	100	0.60%	Clear Channel Communications, Inc., 7.65%, 9/15/10	842
UBS Warburg LLC(a)	12/20/2008	100	0.44%	Simon Property Group, L.P., 5.45%, 3/15/13	46
UBS Warburg LLC(a)	12/20/2008	100	0.53%	The Kroger Co., 4.75%, 4/15/12	117
Bear Stearns & Co.(a)	12/20/2008	100	0.15%	Wal-Mart Stores, Inc., 6.875%, 8/10/09	(20)
Merrill Lynch & Co.(a)	12/20/2008	100	0.85%	Motorola, Inc., 7.625%, 11/15/10	(1,050)

Strategic Partners Style Specific Funds	109

Notes to Financial Statements

Cont’d

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Lehman Brothers Inc.(a)	6/20/2009	800	0.40%	People’s Republic of China 6.80%, 05/23/11	$(2,337)
Bear Stearns & Co.(b)	6/20/2005	3,250	0.69%	General Motors Corp. 7.125%, 07/15/13	7,675
Bear Stearns & Co.(a)	6/20/2005	3,250	0.55%	General Motors Acceptence Corp. 6.875%, 08/28/12	(2,277)

					$13,261

(a)	Fund pays the fixed rate and receives the floating rate.
(b)	Fund pays the floating rate and receives the fixed rate.

Note 5. Distribution and Tax Information

In order to present undistributed net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized gain or loss on investments. For the year ended July 31, 2004, the adjustments were as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-in Capital in Excess of Par
Large Capitalization Growth(b)	$1,425,925	—	$(1,425,925)
Small Capitalization Growth(b)	468,713	—	(468,713)
Small Capitalization Value(b)	239,812	—	(239,812)
Total Return Bond(a)(c)(d)	3,176,829	$(3,176,829)	—

(a)	Reclass of net foreign currency gains/losses.
(b)	Reclass of net operating loss.
(c)	Reclass of interest income on SWAPS.
(d)	Reclass of premium amortization on Interest Rate SWAPS.

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The tax character of distributions paid during the year ended July 31, 2004 were:

Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions
Large Capitalization Value	$117,627	—	$117,627
Total Return Bond	5,654,068	$1,180,664	6,834,732

The tax character of distributions paid during the year ended July 31, 2003 were:

Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions
Large Capitalization Value	$17,396	—	$17,396
Small Capitalization Value	896,276	$4,054,083	4,950,359
Total Return Bond	5,633,598	450,472	6,084,070

The United States federal income tax basis and unrealized appreciation (depreciation) of the Funds’ investments as of July 31, 2004 were as follows:

Fund	Tax Basis	Appreciation	Depreciation	Other Cost Basis Adjustments	Net Unrealized Appreciation (Depreciation)
Large Capitalization Growth	$104,213,345	$8,780,700	$(14,496,517)	—	$(5,715,817)
Large Capitalization Value	51,016,193	12,546,496	(2,425,675)	—	10,120,821
Small Capitalization Growth	19,164,768	1,965,199	(1,788,706)	—	176,493
Small Capitalization Value	55,001,641	12,303,117	(1,189,546)	—	11,113,571
Total Return Bond	115,539,730	574,314	(760,016)	$456,180	270,478

The differences between book basis and tax basis are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables, payables and swaps.

For federal income tax purposes, Large Capitalization Growth, Large Capitalization Value and Small Capitalization Growth, each had a capital loss carryforward as of July 31, 2004. Accordingly, no capital gain distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforwards. In addition, certain Funds have elected to treat net capital losses and/or net currency losses incurred during the nine-month period ended July 31, 2004 as incurred during the fiscal year ending July 31, 2005.

Strategic Partners Style Specific Funds	111

Notes to Financial Statements

Cont’d

The capital loss carryforwards and the post-October losses were as follows:

	Post-October Losses		Capital Loss Carryforward
Fund	Currency	Capital
Large Capitalization Growth	—	$114,000	$88,314,000(a)
Large Capitalization Value	—	—	584,000(b)
Small Capitalization Growth	—	—	8,140,000(c)
Small Capitalization Value	—	—	—(d)
Total Return Bond	—	712,149	—

(a)	Approximately $10,021,000 expiring in 2009, $32,296,000 expiring in 2010, and $36,576,000 expiring in 2011 and 9,421,000 expiring in 2012.
(b)	Approximately $584,000 expiring in 2011. Approximately $1,952,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year end July 31, 2004.
(c)	Approximately $350,000 expiring in 2009, $2,821,000 expiring in 2010, $4,260,000 expiring in 2011 and $709,000 expiring in 2012.
(d)	All of the approximately $1,981,000 of capital loss carryforward at the fiscal year ended July 31, 2003 was used to offset net taxable gains realized in the fiscal year ended July 31, 2004.

As of July 31, 2004, the components of distributable earnings on a tax basis were as follows:

Fund	Accumulated Ordinary Income		Accumulated Long-Term Capital Gains
Large Capitalization Value	$17,396		—
Small Capitalization Value	—		$2,447,254
Total Return Bond	3,193,760	(a)	3,859

(a)	Includes a timing difference of $27,477 for dividends payable.

As of July 31, 2004, Large Capitalization Growth and Small Capitalization Growth had no distributable earnings.

Note 6. Capital

The Funds offer Class A, Class B and Class C shares. Class A shares were sold with a front-end sales charge of up to 5% for each of the Funds except Class A shares of the Total Return Bond which were sold with a front-end sales charge of up to 4%. Class A shares purchased on or after March 15, 2004 are subject to a maximum front-end sales charge of 5.50% for each of the Funds except Class A shares of Total Return Bond which are subject to a front-end sales charge of 4.50%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of

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purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares were sold with a front-end sales charge of 1% and a CDSC of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and have a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest during the year ended July 31, 2004 were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired Upon Conversion From Class B To Class A	Net Increase (Decrease) in Shares Outstanding
Large Capitalization Growth
Class A	792,665	—	(1,189,307)	88,462	(308,180)
Class B	461,166	—	(903,743)	(91,295)	(533,872)
Class C	451,223	—	(1,953,552)	—	(1,502,329)
Large Capitalization Value
Class A	671,722	7,160	(380,455)	14,030	312,457
Class B	450,674	1,508	(359,837)	(14,293)	78,052
Class C	348,632	947	(514,706)	—	(165,127)
Small Capitalization Growth
Class A	220,292	—	(211,187)	14,274	23,379
Class B	232,991	—	(153,771)	(14,767)	64,453
Class C	235,594	—	(341,412)	—	(105,818)
Small Capitalization Value
Class A	912,171	—	(337,727)	15,005	589,449
Class B	283,339	—	(244,181)	(15,563)	23,595
Class C	290,387	—	(454,669)	—	(164,282)
Total Return Bond
Class A	1,076,980	126,052	(1,036,616)	48,683	215,099
Class B	568,687	272,822	(2,080,855)	(48,675)	(1,288,021)
Class C	368,575	159,397	(1,822,818)	—	(1,294,846)

Strategic Partners Style Specific Funds	113

Notes to Financial Statements

Cont’d

Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Shares Issued/ Reacquired Upon Conversion From Class B To Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Large Capitalization Growth
Class A	$5,665,473	$—	$(8,461,110)	$630,207	$(2,165,430)
Class B	3,186,294	—	(6,224,984)	(630,207)	(3,668,897)
Class C	3,123,852	—	(13,461,395)	—	(10,337,543)
Large Capitalization Value
Class A	7,896,096	83,158	(4,507,872)	160,544	3,631,926
Class B	5,180,470	17,195	(4,177,931)	(160,544)	859,190
Class C	4,021,044	10,789	(5,995,940)	—	(1,964,107)
Small Capitalization Growth
Class A	1,640,981	—	(1,537,795)	106,874	210,060
Class B	1,661,215	—	(1,111,554)	(106,874)	442,787
Class C	1,685,262	—	(2,448,223)	—	(762,961)
Small Capitalization Value
Class A	14,026,967	—	(4,877,856)	223,721	9,372,832
Class B	4,007,236	—	(3,447,746)	(223,721)	335,769
Class C	4,164,589	—	(6,379,132)	—	(2,214,543)
Total Return Bond
Class A	11,404,193	1,322,380	(10,955,227)	512,601	2,283,947
Class B	6,040,866	2,855,227	(22,033,328)	(512,601)	(13,649,836)
Class C	3,922,616	1,669,812	(19,329,858)	—	(13,737,430)

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Transactions in shares of beneficial interest during the year ended July 31, 2003 were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired Upon Conversion From Class B To Class A	Net Increase (Decrease) in Shares Outstanding
Large Capitalization Growth
Class A	1,118,992	—	(1,040,284)	109,434	188,142
Class B	486,818	—	(1,379,371)	(112,220)	(1,004,773)
Class C	960,108	—	(2,093,782)	—	(1,133,674)
Large Capitalization Value
Class A	260,240	1,900	(248,455)	20,892	34,577
Class B	362,436	—	(468,376)	(21,214)	(127,154)
Class C	462,659	—	(556,297)	—	(93,638)
Small Capitalization Growth
Class A	283,295	—	(229,470)	11,251	65,076
Class B	174,939	—	(226,119)	(11,554)	(62,734)
Class C	422,077	—	(332,217)	—	89,860
Small Capitalization Value
Class A	431,212	105,558	(382,935)	23,747	177,582
Class B	184,467	186,880	(334,021)	(24,429)	12,897
Class C	355,397	198,051	(549,379)	—	4,069
Total Return Bond
Class A	971,741	99,801	(1,027,756)	37,706	81,492
Class B	2,353,240	225,609	(1,466,068)	(37,696)	1,075,085
Class C	1,720,128	155,084	(1,509,277)	—	365,935

Strategic Partners Style Specific Funds	115

Notes to Financial Statements

Cont’d

Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Shares Issued/ Reacquired Upon Conversion From Class B To Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Large Capitalization Growth
Class A	$6,467,463	$—	$(5,950,459)	$618,094	$1,135,098
Class B	2,700,697	—	(7,415,011)	(618,094)	(5,332,408)
Class C	5,245,867	—	(11,377,966)	—	(6,132,099)
Large Capitalization Value
Class A	2,336,471	16,380	(2,214,639)	185,481	323,693
Class B	3,235,133	—	(4,089,292)	(185,481)	(1,039,640)
Class C	4,162,055	—	(4,851,692)	—	(689,637)
Small Capitalization Growth
Class A	1,678,810	—	(1,367,401)	65,508	376,917
Class B	995,024	—	(1,251,490)	(65,508)	(321,974)
Class C	2,486,484	—	(1,841,542)	—	644,942
Small Capitalization Value
Class A	4,799,925	1,051,359	(4,178,267)	254,990	1,928,007
Class B	1,968,309	1,810,870	(3,503,166)	(254,990)	21,023
Class C	3,789,632	1,919,119	(5,780,296)	—	(71,545)
Total Return Bond
Class A	10,412,366	1,050,938	(11,031,309)	405,207	837,202
Class B	25,040,795	2,371,876	(15,653,437)	(405,207)	11,354,027
Class C	18,315,965	1,629,688	(16,127,308)	—	3,818,345

Note 7. Change in Independent Registered Public Accounting Firm

(unaudited)

PricewaterhouseCoopers LLP was previously the Independent Registered Public Accounting Firm for the Funds. The decision to change the Independent Registered Public Accounting Firm was approved by the Audit Committee and by the Board of Trustees in a meeting held on September 2, 2003, resulting in KPMG LLP’s appointment as the Independent Registered Public Accounting Firm of the Fund.

The reports on the financial statements of the Funds audited by PricewaterhouseCoopers LLP through the year ended July 31, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

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ANNUAL REPORT

JULY 31, 2004

STRATEGIC PARTNERS

STYLE SPECIFIC FUNDS

FINANCIAL HIGHLIGHTS

Financial Highlights

Strategic Partners Large Capitalization Growth Fund
Class A

Year Ended July 31, 2004(e)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.55

Income (loss) from investment operations
Net investment income (loss)	(.05)
Net realized and unrealized gain (loss) on investment transactions	.31

Total from investment operations	.26

Net asset value, end of period	$6.81

Total Return(b)	3.97%
Ratios/Supplemental Data:
Net assets, end of period (000)	$22,195
Average net assets (000)	$24,075
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.43%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment income (loss)	(.69)%
For Class A, B and C shares:
Portfolio turnover rate	53%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(e)	Calculations are based on average shares outstanding during the period.
(f)	Not annualized.

See Notes to Financial Statements.

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Strategic Partners Large Capitalization Growth Fund
Class A
Year Ended July 31,			November 3, 1999(a) Through July 31, 2000
2003(e)	2002(e)	2001

$5.68	$8.45	$13.19	$10.00

(.04)	(.05)	(.06)	(.06)
.91	(2.72)	(4.68)	3.25

.87	(2.77)	(4.74)	3.19

$6.55	$5.68	$8.45	$13.19

15.32%	(32.78)%	(35.94)%	31.90%

$23,355	$19,187	$33,180	$38,227
$19,782	$27,440	$40,028	$28,788

1.50%	1.36%	1.34%	1.17	%(c)
1.25%	1.11%	1.09%	.92	%(c)
(.68)%	(.65)%	(.60)%	(.62	)%(c)

57%	74%	64%	39	%(f)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	119

Financial Highlights

Cont’d

Strategic Partners Large Capitalization Growth Fund
Class B

Year Ended July 31, 2004(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.37

Income (loss) from investment operations
Net investment income (loss)	(.10)
Net realized and unrealized gain (loss) on investment transactions	.31

Total from investment operations	.21

Net asset value, end of period	$6.58

Total Return(b)	3.30%
Ratios/Supplemental Data:
Net assets, end of period (000)	$30,055
Average net assets (000)	$33,995
Ratio to average net assets :
Expenses, including distribution and service (12b-1) fees	2.18%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment income (loss)	(1.44)%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

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Strategic Partners Large Capitalization Growth Fund
Class B
Year Ended July 31,			November 3, 1999(a) Through July 31, 2000
2003(d)	2002(d)	2001

$5.56	$8.34	$13.11	$10.00

(.08)	(.10)	(.15)	(.12)
.89	(2.68)	(4.62)	3.23

.81	(2.78)	(4.77)	3.11

$6.37	$5.56	$8.34	$13.11

14.57%	(33.33)%	(36.38)%	31.10%

$32,505	$33,990	$59,452	$75,819
$30,456	$48,934	$75,820	$59,151

2.25%	2.11%	2.09%	1.92	%(c)
1.25%	1.11%	1.09%	.92	%(c)
(1.42)%	(1.40)%	(1.35)%	(1.36	)%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	121

Financial Highlights

Cont’d

Strategic Partners Large Capitalization Growth Fund
Class C

Year Ended July 31, 2004(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.37

Income (loss) from investment operations
Net investment income (loss)	(.10)
Net realized and unrealized gain (loss) on investment transactions	.31

Total from investment operations	.21

Net asset value, end of period	$6.58

Total Return(b)	3.30%
Ratios/Supplemental Data:
Net assets, end of period (000)	$45,695
Average net assets (000)	$53,712
Ratio to average net assets :
Expenses, including distribution and service (12b-1) fees	2.18%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment income (loss)	(1.44)%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

122	Visit our website at www.strategicpartners.com

Strategic Partners Large Capitalization Growth Fund
Class C
Year Ended July 31,			November 3, 1999(a) Through July 31, 2000
2003(d)	2002(d)	2001

$5.56	$8.34	$13.11	$10.00

(.08)	(.10)	(.15)	(.12)
.89	(2.68)	(4.62)	3.23

.81	(2.78)	(4.77)	3.11

$6.37	$5.56	$8.34	$13.11

14.57%	(33.33)%	(36.38)%	31.10%

$53,817	$53,328	$98,015	$145,187
$49,591	$78,451	$129,942	$128,884

2.25%	2.11%	2.09%	1.92	%(c)
1.25%	1.11%	1.09%	.92	%(c)
(1.43)%	(1.40)%	(1.35)%	(1.32	)%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	123

Financial Highlights

Cont’d

Strategic Partners Large Capitalization Value Fund
Class A

Year Ended July 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.32

Income (loss) from investment operations
Net investment income	.04
Net realized and unrealized gain (loss) on investment transactions	2.05

Total from investment operations	2.09

Less Distributions
Dividends from net investment income	(.08)
Distributions from net realized gains on investments	—

Total dividends and distributions	(.08)

Net asset value, end of period	$12.33

Total Return(b)	20.29%
Ratios/Supplemental Data:
Net assets, end of period (000)	$15,762
Average net assets (000)	$13,304
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.50%
Expenses, excluding distribution and service (12b-1) fees	1.25%
Net investment income (loss)	.60%
For Class A, B and C shares:
Portfolio turnover rate	57%

(a)	Commencement of investment operations
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.78%, 1.68% and 1.84% for the periods ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been .68%, .58% and .51% for the periods ending July 31, 2003, July 31, 2002 and July 31, 2001, respectively.
(f)	Not annualized.

See Notes to Financial Statements.

124	Visit our website at www.strategicpartners.com

Strategic Partners Large Capitalization Value Fund
Class A
Year Ended July 31,						November 3, 1999(a) Through July 31, 2000
2003		2002		2001

$9.13		$11.01		$9.33		$10.00

.08		.07		.07		.05
1.13		(1.84)		1.77		(.69)

1.21		(1.77)		1.84		(.64)

(.02)		—		(.10)		(.03)
—		(.11)		(.06)		—

(.02)		(.11)		(0.16)		(.03)

$10.32		$9.13		$11.01		$9.33

13.29%		(16.16)%		19.84%		(6.42)%

$9,973		$8,503		$10,091		$5,162
$8,718		$9,523		$7,565		$4,119

1.60	%(e)	1.60	%(e)	1.65	%(e)	2.36	%(c)
1.35	%(e)	1.35	%(e)	1.40	%(e)	2.11	%(c)
.86	%(e)	.66	%(e)	.71	%(e)	.63	%(c)

50%		55%		46%		58	%(f)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	125

Financial Highlights

Cont’d

Strategic Partners Large Capitalization Value Fund
Class B

Year Ended July 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.14

Income (loss) from investment operations
Net investment income (loss)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.98

Total from investment operations	1.96

Less Distributions
Dividends from net investment income	(.01)
Distributions in excess of net investment income	—
Distributions from net realized gains on investments	—

Total dividends and distributions	(.01)

Net asset value, end of period	$12.09

Total Return(b)	19.33%
Ratios/Supplemental Data:
Net assets, end of period (000)	$24,370
Average net assets (000)	$23,051
Ratio to average net assets :
Expenses, including distribution and service (12b-1) fees	2.25%
Expenses, excluding distribution and service (12b-1) fees	1.25%
Net investment income (loss)	(.14)%

(a)	Commencement of investment operations
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized
(d)	Less than $.005 per share.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.53%, 2.43% and 2.59% for the periods ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been (.06)%, (.17)% and (.22)% for the periods ending July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

See Notes to Financial Statements.

126	Visit our website at www.strategicpartners.com

Strategic Partners Large Capitalization Value Fund
Class B
Year Ended July 31,						November 3, 1999(a) Through July 31, 2000
2003		2002		2001

$9.01		$10.96		$9.28		$10.00

.01		(.01)		—	(d)	—	(d)
1.12		(1.83)		1.76		(.70)

1.13		(1.84)		1.76		(.70)

—		—		—		—
—		—		(.02)		(.02)
—		(.11)		(.06)		—

—		(.11)		(0.08)		(.02)

$10.14		$9.01		$10.96		$9.28

12.54%		(16.87)%		19.05%		(7.02)%

$19,645		$18,614		$21,724		$11,418
$17,776		$21,374		$17,188		$8,794

2.35	%(e)	2.35	%(e)	2.40	%(e)	3.11	%(c)
1.35	%(e)	1.35	%(e)	1.40	%(e)	2.11	%(c)
.12	%(e)	(.09	)%(e)	(.02	)%(e)	(.13	)%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	127

Financial Highlights

Cont’d

Strategic Partners Large Capitalization Value Fund
Class C

Year Ended July 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.14

Income (loss) from investment operations
Net investment income (loss)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.98

Total from investment operations	1.96

Less Distributions
Dividends from net investment income	(.01)
Distributions in excess of net investment income	—
Distributions from net realized gains on investments	—

Total dividends and distributions	(.01)

Net asset value, end of period	$12.09

Total Return(b)	19.29%
Ratios/Supplemental Data:
Net assets, end of period (000)	$20,805
Average net assets (000)	$21,218
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.25%
Expenses, excluding distribution and service (12b-1) fees	1.25%
Net investment income (loss)	(.14)%

(a)	Commencement of investment operations
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized
(d)	Less than $.005 per share.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.53%, 2.43% and 2.59% for the periods ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been (.06)%, (.18)% and (.18)% for the periods ending July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

See Notes to Financial Statements.

128	Visit our website at www.strategicpartners.com

Strategic Partners Large Capitalization Value Fund
Class C
Year Ended July 31,						November 3, 1999(a) Through July 31, 2000
2003		2002		2001

$9.01		$10.96		$9.28		$10.00

.01		(.01)		—	(d)	—	(d)
1.12		(1.83)		1.76		(.70)

1.13		(1.84)		1.76		(.70)

—		—		—		—
—		—		(.02)		(.02)
—		(.11)		(.06)		—

—		(.11)		(0.08)		(.02)

$10.14		$9.01		$10.96		$9.28

12.54%		(16.87)%		19.05%		(7.02)%

$19,116		$17,843		$18,211		$12,845
$17,279		$18,866		$16,051		$12,693

2.35	%(e)	2.35	%(e)	2.40	%(e)	3.11	%(c)
1.35	%(e)	1.35	%(e)	1.40	%(e)	2.11	%(c)
.12	%(e)	(.09	)%(e)	.01	%(e)	(.02	)%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	129

Financial Highlights

Cont’d

	Strategic Partners Small Capitalization Growth Fund
	Class A

	Year Ended July 31, 2004(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.67

Income (loss) from investment operations
Net investment loss	(.12)
Net realized and unrealized gain (loss) on investment transactions	.54

Total from investment operations	.42

Less Distributions
Distributions from net realized gains on investments	—

Net asset value, end of period	$7.09

Total Return(b)	6.30%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,024
Average net assets (000)	$5,038
Ratio to average net assets :
Expenses, including distribution and service (12b-1) fees(g)	1.85	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.60	%(e)
Net investment loss	(1.68	)%(e)
For Class A, B and C shares:
Portfolio turnover rate	165%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.51%, 2.76%, 2.38% and 2.42% for the fiscal years ended July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (2.36)%, (2.51)%, (2.12)% and (2.08)% for the fiscal years ending July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively.
(f)	Not annualized.
(g)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

130	Visit our website at www.strategicpartners.com

Strategic Partners Small Capitalization Growth Fund
Class A
Year Ended July 31,						November 3, 1999(a) Through July 31, 2000(d)
2003		2002(d)		2001(d)

$6.02		$9.36		$12.62		$10.00

(.09)		(.13)		(.19)		(.20)
.74		(3.21)		(2.12)		2.82

.65		(3.34)		(2.31)		2.62

—		—		(.95)		—

$6.67		$6.02		$9.36		$12.62

10.80%		(35.68)%		(18.58)%		26.20%

$4,566		$3,730		$5,887		$4,667
$3,791		$5,059		$5,109		$4,799

1.85	%(e)	1.85	%(e)	2.15	%(e)	2.69	%(c)
1.60	%(e)	1.60	%(e)	1.90	%(e)	2.44	%(c)
(1.60	)%(e)	(1.59	)%(e)	(1.78	)%(e)	(2.10	)%(c)

210%		151%		149%		112	%(f)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	131

Financial Highlights

Cont’d

	Strategic Partners Small Capitalization Growth Fund
	Class B

	Year Ended July 31, 2004(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.47

Income (loss) from investment operations
Net investment loss	(.17)
Net realized and unrealized gain (loss) on investment transactions	.53

Total from investment operations	.36

Less Distributions
Distributions from net realized gains on investments	—

Net asset value, end of period	$6.83

Total Return(b)	5.56%
Ratios/Supplemental Data:
Net assets, end of period (000)	$7,243
Average net assets (000)	$7,553
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.60	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.60	%(e)
Net investment loss	(2.43	)%(e)

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 3.26%, 3.51%, 3.13% and 3.17% for the fiscal years ended July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (3.10)%, (3.26)%, (2.87)% and (2.79)% for the fiscal years ending July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

See Notes to Financial Statements.

132	Visit our website at www.strategicpartners.com

Strategic Partners Small Capitalization Growth Fund
Class B
Year Ended July 31,						November 3, 1999(a) Through July 31, 2000(d)
2003		2002(d)		2001(d)

$5.88		$9.22		$12.54		$10.00

(.13)		(.18)		(.27)		(.19)
.72		(3.16)		(2.10)		2.73

.59		(3.34)		(2.37)		2.54

—		—		(.95)		—

$6.47		$5.88		$9.22		$12.54

10.20%		(36.16)%		(19.29)%		25.40%

$6,444		$6,228		$9,199		$8,568
$5,674		$8,093		$9,243		$5,881

2.60	%(e)	2.60	%(e)	2.90	%(e)	3.44	%(c)
1.60	%(e)	1.60	%(e)	1.90	%(e)	2.44	%(c)
(2.35	)%(e)	(2.34	)%(e)	(2.52	)%(e)	(2.90	)%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	133

Financial Highlights

Cont’d

	Strategic Partners Small Capitalization Growth Fund
	Class C

	Year Ended July 31, 2004(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.47

Income (loss) from investment operations
Net investment loss	(.17)
Net realized and unrealized gain (loss) on investment transactions	.53

Total from investment operations	.36

Less Distributions
Distributions from net realized gains on investments	—

Net asset value, end of period	$6.83

Total Return(b)	5.56%
Ratios/Supplemental Data:
Net assets, end of period (000)	$7,112
Average net assets (000)	$8,268
Ratio to average net assets :
Expenses, including distribution and service (12b-1) fees	2.60	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.60	%(e)
Net investment loss	(2.43	)%(e)

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 3.26%, 3.51%, 3.13% and 3.17% for the fiscal years ended July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (3.08)%, (3.26)%, (2.87)% and (2.78)% for the fiscal years ending July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

See Notes to Financial Statements.

134	Visit our website at www.strategicpartners.com

Strategic Partners Small Capitalization Growth Fund
Class C
Year Ended July 31,						November 3, 1999(a) Through July 31, 2000(d)
2003		2002(d)		2001(d)

$5.88		$9.22		$12.54		$10.00

(.13)		(.18)		(.27)		(.23)
.72		(3.16)		(2.10)		2.77

.59		(3.34)		(2.37)		2.54

—		—		(.95)		—

$6.47		$5.88		$9.22		$12.54

10.20%		(36.16)%		(19.29)%		25.40%

$7,424		$6,222		$7,772		$7,659
$5,982		$7,253		$7,782		$6,468

2.60	%(e)	2.60	%(e)	2.90	%(e)	3.44	%(c)
1.60	%(e)	1.60	%(e)	1.90	%(e)	2.44	%(c)
(2.35	)%(e)	(2.34	)%(e)	(2.52	)%(e)	(2.94	)%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	135

Financial Highlights

Cont’d

Strategic Partners Small Capitalization Value Fund
Class A

Year Ended July 31, 2004(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.19

Income (loss) from investment operations
Net investment income (loss)	.02
Net realized and unrealized gain (loss) on investment transactions	3.47

Total from investment operations	3.49

Less Distributions
Distributions from net realized gains on investments	—

Net asset value, end of period	$15.68

Total Return(b)	28.63%
Ratios/Supplemental Data:
Net assets, end of period (000)	$23,589
Average net assets (000)	$14,764
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees(f)	1.58%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment income (loss)	.12%
For Class A, B and C shares:
Portfolio turnover rate	69%

(a)	Commencement of investment operations
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized
(d)	Calculations are based on average shares outstanding during the period.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 2.46% and the net investment loss ratio would have been (.82)% for the fiscal year ended July 31, 2001.
(f)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(g)	Not annualized.

See Notes to Financial Statements.

136	Visit our website at www.strategicpartners.com

Strategic Partners Small Capitalization Value Fund
Class A
Year Ended July 31,				November 3, 1999(a) Through July 31, 2000(d)
2003(d)	2002(d)	2001

$11.71	$13.18	$11.08		$10.00

(.09)	(.09)	(.02)		(.11)
2.00	(.51)	2.49		1.19

1.91	(.60)	2.47		1.08

(1.43)	(.87)	(.37)		—

$12.19	$11.71	$13.18		$11.08

18.99%	(4.80)%	22.90%		10.80%

$11,151	$8,637	$7,986		$3,863
$9,198	$8,818	$5,582		$5,083

1.91%	1.86%	1.80	%(e)	3.24	%(c)
1.66%	1.61%	1.55	%(e)	2.99	%(c)
(.82)%	(.66)%	(.16	)%(e)	(1.37	)%(c)

61%	142%	54%		34	%(g)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	137

Financial Highlights

Cont’d

Strategic Partners Small Capitalization Value Fund
Class B

Year Ended July 31, 2004(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.79

Income (loss) from investment operations
Net investment loss	(.09)
Net realized and unrealized gain (loss) on investment transactions	3.36

Total from investment operations	3.27

Less Distributions
Distributions from net realized gains on investments	—

Net asset value, end of period	$15.06

Total Return(b)	27.74%
Ratios/Supplemental Data:
Net assets, end of period (000)	$21,341
Average net assets (000)	$19,998
Ratio to average net assets :
Expenses, including distribution and service (12b-1) fees(f)	2.33%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment loss	(.65)%

(a)	Commencement of investment operations
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized
(d)	Calculations are based on average shares outstanding during the period.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 3.21% and the net investment loss ratio would have been (1.58)% for the fiscal year ended July 31, 2001.

See Notes to Financial Statements.

138	Visit our website at www.strategicpartners.com

Strategic Partners Small Capitalization Value Fund
Class B
Year Ended July 31,				November 3, 1999(a) Through July 31, 2000(d)
2003(d)	2002(d)	2001

$11.46	$13.00	$11.01		$10.00

(.17)	(.18)	(.08)		(.16)
1.93	(.49)	2.44		1.17

1.76	(.67)	2.36		1.01

(1.43)	(.87)	(.37)		—

$11.79	$11.46	$13.00		$11.01

18.01%	(5.44)%	22.03%		10.10%

$16,433	$15,818	$12,888		$5,379
$14,990	$15,328	$8,432		$3,564

2.66%	2.61%	2.55	%(e)	3.99	%(c)
1.66%	1.61%	1.55	%(e)	2.99	%(c)
(1.57)%	(1.41)%	(.92	)%(e)	(2.20	)%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	139

Financial Highlights

Cont’d

Strategic Partners Small Capitalization Value Fund
Class C

Year Ended July 31, 2004(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.79

Income (loss) from investment operations
Net investment loss	(.09)
Net realized and unrealized gain (loss) on investment transactions	3.36

Total from investment operations	3.27

Less Distributions
Distributions from net realized gains on investments	—

Net asset value, end of period	$15.06

Total Return(b)	27.74%
Ratios/Supplemental Data:
Net assets, end of period (000)	$19,793
Average net assets (000)	$19,308
Ratio to average net assets :
Expenses, including distribution and service (12b-1) fees(f)	2.33%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment loss	(.67)%

(a)	Commencement of investment operations
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized
(d)	Calculations are based on average shares outstanding during the period.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 3.21% and the net investment loss ratio would have been (1.58)% for the fiscal year ended July 31, 2001.

See Notes to Financial Statements.

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Strategic Partners Small Capitalization Value Fund
Class C
Year Ended July 31,				November 3, 1999(a) Through July 31, 2000(d)
2003(d)	2002(d)	2001

$11.46	$13.00	$11.01		$10.00

(.17)	(.18)	(.08)		(.17)
1.93	(.49)	2.44		1.18

1.76	(.67)	2.36		1.01

(1.43)	(.87)	(.37)		—

$11.79	$11.46	$13.00		$11.01

18.01%	(5.44)%	22.03%		10.10%

$17,437	$16,896	$8,986		$4,354
$15,880	$13,161	$6,346		$3,776

2.66%	2.61%	2.55	%(e)	3.99	%(c)
1.66%	1.61%	1.55	%(e)	2.99	%(c)
(1.57)%	(1.41)%	(.92	)%(e)	(2.16	)%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	141

Financial Highlights

Cont’d

	Strategic Partners Total Return Bond Fund
	Class A

	Year Ended July 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.59

Income from investment operations
Net investment income	.22
Net realized and unrealized gain on investment and foreign currency transactions	.37

Total from investment operations	.59

Less Dividends and Distributions
Dividends from net investment income	(.28)
Distributions in excess of net investment income	—
Distributions from net realized gains on investments	(.37)

Total dividends and distributions	(.65)

Net asset value, end of period	$10.53

Total Return(b)	5.70%
Ratios/Supplemental Data:
Net assets, end of period (000)	$24,280
Average net assets (000)	$24,186
Ratio to average net assets :
Expenses, including distribution and service (12b-1) fees(g)	1.05	%(e)
Expenses, excluding distribution and service (12b-1) fees	.80	%(e)
Net investment income	1.88	%(e)
For Class A, B and C shares:
Portfolio turnover rate	385%

(a)	Commencement of investment operations
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized
(d)	Less than $.005 per share.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.26%, 1.10%, 1.22% and 1.36% for the years ended July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been 1.67%, 2.85%, 3.15% and 4.15% for the years ending July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively.
(g)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(h)	Not annualized.

See Notes to Financial Statements.

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Strategic Partners Total Return Bond Fund
Class A
Year Ended July 31,						November 3, 1999(a) Through July 31, 2000
2003		2002		2001

$10.35		$10.43		$9.99		$10.00

.34		.35		.53		.33
.45		.19		.54		—	(d)

.79		.54		1.07		.33

(.32)		(.36)		(.53)		(.33)
—		—		—		(.01)
(.23)		(.26)		(.10)		—

(.55)		(.62)		(.63)		(.34)

$10.59		$10.35		$10.43		$9.99

7.67%		5.31%		11.11%		3.32%

$22,142		$20,796		$15,205		$9,875
$22,632		$17,564		$10,677		$11,760

1.05	%(e)	1.05	%(e)	1.05	%(e)	1.96	%(c)
.80	%(e)	.80	%(e)	.80	%(e)	1.71	%(c)
2.90	%(e)	3.32	%(e)	5.07	%(e)	4.66	%(c)

572%		530%		638%		423	%(h)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	143

Financial Highlights

Cont’d

	Strategic Partners Total Return Bond Fund
	Class B

	Year Ended July 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.59

Income from investment operations
Net investment income	.17
Net realized and unrealized gain on investment and foreign currency transactions	.37

Total from investment operations	.54

Less Dividends and Distributions
Dividends from net investment income	(.23)
Distributions in excess of net investment income	—
Distributions from net realized gains on investments	(.37)

Total dividends and distributions	(.60)

Net asset value, end of period	$10.53

Total Return(b)	5.18%
Ratios/Supplemental Data:
Net assets, end of period (000)	$50,908
Average net assets (000)	$58,123
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	1.55	%(e)
Expenses, excluding distribution and service (12b-1) fees	.80	%(e)
Net investment income	1.46	%(e)

(a)	Commencement of investment operations
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized
(d)	Less than $.005 per share.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.76%, 1.60%, 1.72% and 1.86% for the years ended July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been 1.26%, 2.35%, 2.63% and 4.26% for the years ending July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

See Notes to Financial Statements.

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Strategic Partners Total Return Bond Fund
Class B
Year Ended July 31,						November 3, 1999(a) Through July 31, 2000
2003		2002		2001

$10.35		$10.43		$9.99		$10.00

.29		.31		.48		.29
.45		.18		.54		—	(d)

.74		.49		1.02		.29

(.27)		(.31)		(.48)		(.29)
—		—		—		(.01)
(.23)		(.26)		(.10)		—

(.50)		(.57)		(.58)		(.30)

$10.59		$10.35		$10.43		$9.99

7.14%		4.79%		10.57%		2.95%

$64,845		$52,250		$25,376		$9,739
$62,440		$36,575		$16,257		$7,304

1.55	%(e)	1.55	%(e)	1.55	%(e)	2.46	%(c)
.80	%(e)	.80	%(e)	.80	%(e)	1.71	%(c)
2.40	%(e)	2.79	%(e)	4.57	%(e)	4.23	%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	145

Financial Highlights

Cont’d

	Strategic Partners Total Return Bond Fund
	Class C

	Year Ended July 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.59

Income from investment operations
Net investment income	.17
Net realized and unrealized gain on investment and foreign currency transactions	.37

Total from investment operations	.54

Less Dividends and Distributions
Dividends from net investment income	(.23)
Distributions in excess of net investment income	—
Distributions from net realized gains on investments	(.37)

Total dividends and distributions	(.60)

Net asset value, end of period	$10.53

Total Return(b)	5.17%
Ratios/Supplemental Data:
Net assets, end of period (000)	$29,390
Average net assets (000)	$35,764
Ratio to average net assets :
Expenses, including distribution and service (12b-1) fees	1.55	%(e)
Expenses, excluding distribution and service (12b-1) fees	.80	%(e)
Net investment income	1.48	%(e)

(a)	Commencement of investment operations
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized
(d)	Less than $.005 per share.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.76%, 1.60%, 1.72% and 1.86% for the years ended July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been 1.29%, 2.35%, 2.60% and 4.25% for the years ending July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

See Notes to Financial Statements.

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Strategic Partners Total Return Bond Fund
Class C
Year Ended July 31,						November 3, 1999(a) Through July 31, 2000
2003		2002		2001

$10.35		$10.43		$9.99		$10.00

.29		.31		.48		.29
.45		.18		.54		—	(d)

.74		.49		1.02		.29

(.27)		(.31)		(.48)		(.29)
—		—		—		(.01)
(.23)		(.26)		(.10)		—

(.50)		(.57)		(.58)		(.30)

$10.59		$10.35		$10.43		$9.99

7.14%		4.79%		10.57%		2.95%

$43,274		$38,503		$14,059		$5,849
$44,100		$23,935		$7,938		$6,393

1.55	%(e)	1.55	%(e)	1.55	%(e)	2.46	%(c)
.80	%(e)	.80	%(e)	.80	%(e)	1.71	%(c)
2.40	%(e)	2.77	%(e)	4.56	%(e)	4.16	%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	147

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Strategic Partners Style Specific Funds:

We have audited the accompanying statements of assets and liabilities of the Strategic Partners Large Capitalization Growth Fund, Strategic Partners Large Capitalization Value Fund, Strategic Partners Small Capitalization Growth Fund, Strategic Partners Small Capitalization Value Fund and Strategic Partners Total Return Bond Fund (constituting Strategic Partners Style Specific Funds, hereafter referred to as the “Funds”) including the portfolios of investments, as of July 31, 2004, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ending July 31, 2003 and the financial highlights for all years presented prior to the year ended July 31, 2004 were audited by other auditors whose report dated September 29, 2003 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2004 and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 27, 2004

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Tax Information

(Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Funds during its fiscal year ended July 31, 2004. Further, we wish to advise you of the percentage of the ordinary income dividends paid that qualify for the corporate dividends received deduction available to corporate taxpayers.

Detailed below, please find the dividends and distributions, per share, paid by each Fund during the year ended July 31, 2004 as well as the corporate dividend received deduction percentage:

Fund	Ordinary Dividends*				Long-Term Capital Gains A, B and C	Dividend Received Deduction
	Income			Short-Term Capital Gains A, B and C
	A	B	C
Large Capitalization Value	$0.0192	—	—	—	—	100%
Total Return Bond	$0.2839	$0.2310	$0.2307	$0.2631	$0.1048	0%

*	For federal income tax purposes, ordinary income dividends and short-term capital gains distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

For the purposes of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Important Notice For Certain Shareholders

(Unaudited)

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 9.39% of the dividends paid by Total Return Bond Fund qualify for such deduction.

The Large Capitalization Value will designate 15.66% of ordinary income dividends, as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	149

Management of the Trust

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Trustee (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 1999(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 1998(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

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Robin B. Smith (64), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (61), Trustee since 1999(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 1999(3) Oversees 96 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President and Trustee since 2003(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President(3) Trustee since 1999(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Strategic Partners Style Specific Funds	151

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

William V. Healey (50) Chief Legal Officer and Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus. Assistant Secretary (since June 2004) of the Asia Pacific Fund, Inc.

Lori E. Bostrom (41) Secretary since 2002(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since October 2002) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.; formerly Senior Counsel of The Guardian Life Insurance Company of America (February 1996-October 2002)

Lee D. Augsburger (45) Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of Pl; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI or an affiliate of PI), or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

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(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustees and/or Officer.

(4)	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Additional Information

(Unaudited)

Commencing after July 31, 2004, each of the Funds will file a complete portfolio of holdings on the Funds’ first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

Strategic Partners Style Specific Funds	153

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/04
	One Year	Three Years	Since Inception
Class A	–1.75%	–8.68%	–8.87%
Class B	–1.70	–8.53	–8.64
Class C	2.30	–7.60	–8.44

Average Annual Total Returns (Without Sales Charges) as of 7/31/04
	One Year	Three Years	Since Inception
Class A	3.97%	–6.94%	–7.78%
Class B	3.30	–7.60	–8.44
Class C	3.30	–7.60	–8.44

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 11/3/99

The graph compares a $10,000 investment in the Strategic Partners Large Capitalization Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations for

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Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2004) as measured on a quarterly basis. The S&P 500 Index and the Russell 1000 Growth Index data is measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/04
	One Year	Three Years	Since Inception
Class A	13.67%	2.59% (2.51)	4.11% (4.01)
Class B	14.33	2.80 (2.71)	4.38 (4.27)
Class C	18.29	3.73 (3.64)	4.55 (4.44)

Average Annual Total Returns (Without Sales Charges) as of 7/31/04
	One Year	Three Years	Since Inception
Class A	20.29%	4.54% (4.46)	5.36% (5.25)
Class B	19.33	3.74 (3.65)	4.56 (4.45)
Class C	19.29	3.73 (3.64)	4.55 (4.44)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 11/3/99

The graph compares a $10,000 investment in the Strategic Partners Large Capitalization Value Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Value Index by portraying the initial account values at the commencement of operations for

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Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2004) as measured on a quarterly basis. The S&P 500 Index and the Russell 1000 Value Index data is measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

Strategic Partners

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/04
	One Year	Three Years	Since Inception
Class A	0.59% (–0.12)	–10.50% (–11.14)	–6.24% (–6.75)
Class B	0.56 (–0.22)	–10.36 (–11.04)	–6.02 (–6.55)
Class C	4.56 (3.78)	–9.44 (–10.11)	–5.84 (–6.37)

Average Annual Total Returns (Without Sales Charges) as of 7/31/04
	One Year	Three Years	Since Inception
Class A	6.30% (5.70)	–8.80% (–9.45)	–5.12% (–5.63)
Class B	5.56 (4.78)	–9.44 (–10.11)	–5.84 (–6.37)
Class C	5.56 (4.78)	–9.44 (–10.11)	–5.84 (–6.37)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 11/3/99

The graph compares a $10,000 investment in the Strategic Partners Small Capitalization Growth Fund (Class A shares) with a similar investment in the Russell 2000 Index and the Russell 2000 Growth Index by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the

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account values at the end of the current fiscal year (July 31, 2004) as measured on a quarterly basis. The Russell 2000 Index and the Russell 2000 Growth Index data is measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

Strategic Partners

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/04
	One Year	Three Years	Since Inception
Class A	21.56%	11.25% (11.23)	14.17% (14.11)
Class B	22.74	11.75 (11.72)	14.55 (14.49)
Class C	26.74	12.54 (12.52)	14.68 (14.61)

Average Annual Total Returns (Without Sales Charges) as of 7/31/04
	One Year	Three Years	Since Inception
Class A	28.63%	13.37% (13.35)	15.54% (15.47)
Class B	27.74	12.54 (12.52)	14.68 (14.61)
Class C	27.74	12.54 (12.52)	14.68 (14.61)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 11/3/99

The graph compares a $10,000 investment in the Strategic Partners Small Capitalization Value Fund (Class A shares) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the

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account values at the end of the current fiscal year (July 31, 2004) as measured on a quarterly basis. The Russell 2000 Index and the Russell 2000 Value Index data is measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

Strategic Partners

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/04
	One Year	Three Years	Since Inception
Class A	0.95% (0.75)	4.64% (4.50)	5.95% (5.84)
Class B	0.20 (0.00)	4.83 (4.69)	6.29 (6.18)
Class C	4.18 (3.98)	5.73 (5.60)	6.45 (6.35)

Average Annual Total Returns (Without Sales Charges) as of 7/31/04
	One Year	Three Years	Since Inception
Class A	5.70% (5.50)	6.26% (6.12)	6.98% (6.87)
Class B	5.18 (4.98)	5.73 (5.60)	6.45 (6.35)
Class C	5.17 (4.97)	5.73 (5.60)	6.45 (6.35)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 4.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 11/3/99

The graph compares a $10,000 investment in the Strategic Partners Total Return Bond Fund (Class A shares) with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index and the Lehman Govt/Credit Bond Index by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2004) as measured on a quarterly

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basis. The Lehman Brothers U.S. Aggregate Bond Index and the Lehman Government/Credit Bond Index data is measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The Lehman Government/Credit Bond Index is an unmanaged index of publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years. It gives a broad look at how bond prices have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 4.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of up to 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

Strategic Partners

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Funds has delegated to the Funds’ investment advisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Funds’ website at http://www.prudential.com and on the Commission’s website at http:/www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Lori E. Bostrom, Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS	Columbus Circle Investors	Metro Center One Station Plaza Stamford, CT 06902

	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Hotchkis and Wiley Capital Management, LLC	725 S. Figueroa Street Suite 3900 Los Angeles, CA 90017

	J.P. Morgan Investment Management, Inc.	522 Fifth Avenue New York, NY 10036

	NFJ Investment Group L.P.	2121 San Jacinto Suite 1840 Dallas, TX 75201

	Oak Associates, Ltd.	3875 Embassy Parkway Suite 250 Akron, OH 44333

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

	Westcap Investors, LLC	11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

STRATEGIC PARTNERS FUND NAME	Class A		Class B		Class C
	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP
Large Capitalization Growth	TBDAX	862934106	TBDBX	862934205	TBDCX	862934304
Large Capitalization Value	PLVAX	862934403	TLCBX	862934502	TLCCX	862934601
Small Capitalization Growth	PCZAX	862934700	PCZBX	862934809	PCZCX	862934882
Small Capitalization Value	PZVAX	862934874	PZVBX	862934866	PZVCX	862934858
Total Return Bond	TATRX	862934817	TBTRX	862934791	PTRCX	862934783

Each fund is a series of Strategic Partners Style Specific Funds, a Delaware business trust.

An investor should consider the investment objectives, risks, and charges and expenses of the
Funds carefully before investing. The prospectus for the Funds contains this and other information about the Funds. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders of the Funds can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners Style Specific Funds, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that director at Strategic Partners Style Specific Funds, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

STRATEGIC PARTNERS FUND NAME	Class A		Class B		Class C
	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP
Large Capitalization Growth	TBDAX	862934106	TBDBX	862934205	TBDCX	862934304
Large Capitalization Value	PLVAX	862934403	TLCBX	862934502	TLCCX	862934601
Small Capitalization Growth	PCZAX	862934700	PCZBX	862934809	PCZCX	862934882
Small Capitalization Value	PZVAX	862934874	PZVBX	862934866	PZVCX	862934858
Total Return Bond	TATRX	862934817	TBTRX	862934791	PTRCX	862934783

MFSP503E    IFS-A096184    Ed. 09/2004

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-1495, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal year ended July 31, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $88,900 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended July 31, 2003, so no information for that fiscal year is provided.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 9 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Trustees adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Trustees is responsible for nominating trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Funds’ website at www.strategicpartners.com.

Selection of Trustee Nominees. The Nominating and Governance Committee is responsible for considering nominees for trustees at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Strategic Partners Style Specific Funds, P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Trustees

Shareholders of the Funds can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners Style Specific Funds, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that director at Strategic Partners Style Specific Funds, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategic Partners Style Specific Funds

By (Signature and Title)*	/s/ Lori E. Bostrom
Lori E. Bostrom
Secretary

Date September 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date September 28, 2004

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres Treasurer and Principal Financial Officer

Date September 28, 2004

*	Print the name and title of each signing officer under his or her signature.